UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07685

Frontier Funds, Inc.

(Exact name of registrant as specified in charter)

400 Skokie Blvd.

Suite 500

Northbrook, IL 60062
(Address of principal executive offices) (Zip code)

William D. Forsyth III

400 Skokie Blvd., Suite 500

Northbrook, Illinois 60062
(Name and address of agent for service)

(847) 509-9860

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

ANNUAL REPORT

Frontier MFG Global Equity Fund

Frontier MFG Global Plus Fund

Frontier MFG Global Sustainable Fund

Frontier MFG Core Infrastructure Fund

Frontier MFG Select Infrastructure Fund

Frontier HyperiUS Global Equity Fund

Frontegra Asset Management, Inc.

June 30, 2022

TABLE OF CONTENTS

Shareholder Letter	1
Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund
Report from MFG Asset Management	3
Investment Highlights	5
Frontier MFG Global Sustainable Fund
Report from MFG Asset Management	7
Investment Highlights	9
Frontier MFG Core Infrastructure Fund and Frontier MFG Select Infrastructure Fund
Report from MFG Asset Management	11
Investment Highlights	13
Frontier HyperiUS Global Equity Fund
Report from H.A.M.L.	15
Investment Highlights	17
Expense Example	18
Schedules of Investments
Frontier MFG Global Equity Fund	21
Frontier MFG Global Plus Fund	23
Frontier MFG Global Sustainable Fund	25
Frontier MFG Core Infrastructure Fund	27
Frontier MFG Select Infrastructure Fund	30
Frontier HyperiUS Global Equity Fund	32
Statements of Assets and Liabilities	33
Statements of Operations	35
Statements of Changes in Net Assets	37
Financial Highlights	40
Notes to Financial Statements	51
Report of Independent Registered Public Accounting Firm	60
Additional Information
Directors and Officers	62
Foreign Tax Credit	65
Qualified Dividend Income/Dividends Received Deduction	65
Board of Directors' Approval of Advisory and Subadvisory Agreements	66
Statement Regarding Liquidity Risk Management Program	70

This report is submitted for the general information of the shareholders of the above-listed Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectuses may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the applicable Prospectus carefully.

Frontier Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds' investment adviser.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontier Funds over the past twelve months ending June 30, 2022. The S&P 500 Index was down -10.62%. International stocks, as measured by the MSCI EAFE Index, returned -17.77% over the twelve-month period.

Fund Results

The Frontier MFG Global Equity Fund - Institutional Class, managed by MFG Asset Management ("MFG"), returned -18.61% (net) versus the MSCI World Index (Net) return of -14.34% for the twelve-month period ending June 30, 2022.

The Frontier MFG Global Plus Fund - Institutional Class, also managed by MFG, returned -18.64% (net) versus the MSCI World Index (Net) return of -14.34% for the twelve-month period ending June 30, 2022. The Service Class shares returned -18.77% (net) over the same time period.

For the twelve-month period ending June 30, 2022, the Frontier MFG Global Sustainable Fund - Institutional Class, also managed by MFG, returned -17.37% (net) versus the MSCI World Index (Net) return of -14.34%. The Service Class shares returned -17.41% (net) over the same time period.

For the twelve-month period ending June 30, 2022, the Frontier MFG Core Infrastructure Fund - Institutional Class, managed by MFG, returned 3.33% (net) versus the S&P Global Infrastructure Index return of 5.60%. The Service Class shares returned 3.16% (net) over the same time period.

The Frontier MFG Select Infrastructure Fund - Institutional Class, also managed by MFG, returned 2.13% (net) versus the S&P Global Infrastructure Index return of 5.60% for the twelve-month period ending June 30, 2022. The Service Class shares returned 1.99% (net) over the same time period.

For the period from December 15, 2021, (inception), through June 30, 2022, the Frontier HyperiUS Global Equity Fund - Institutional Class, managed by H.A.M.L., returned -37.10% (net) versus the MSCI World Index (Net) return of -19.05%. The Service Class shares returned -23.01% (net) versus the -12.75% return of the Fund's benchmark for the period March 16, 2022, (inception of Service Class), through June 30, 2022.

Market Review

With supply chains still unsettled and inflation providing a significant headwind, global markets have backtracked significantly in the past twelve months, particularly in the technology sector. The Fed is raising rates vigorously to stem the rate of inflation, but only time will tell whether they have moved as quickly and aggressively as necessary to get inflation back under control in the coming months. The markets are reacting accordingly, with an appreciable increase in volatility until there is greater visibility on the success of their efforts.

We will continue to oversee the investment management of the Frontier Funds with the skill and agility that have served our shareholders well in the past. As always, we appreciate your investment and continued confidence.

Best regards,

William D. Forsyth, CFA

President

Frontier Funds, Inc.

This page intentionally left blank.

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Equity Fund and the Frontier MFG Global Plus Fund is capital appreciation. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontier MFG Global Equity Fund (Institutional Class) returned -18.61%, net of fees, for the year ended June 30, 2022, while the Frontier MFG Global Plus Fund (Institutional Class) returned -18.64%, net of fees, for the same period. Both Funds underperformed the -14.34% return of their benchmark, the MSCI World Index (Net).

Global stocks fell over the twelve months ending June 30th after Russia's invasion of Ukraine clouded the global economic outlook and boosted energy and food prices, central banks tightened monetary policies to tame inflation at decade highs, higher interest rates prompted talk the U.S. economy was headed for recession, and China added to worries about shortages and inflation by locking down cities to enforce a policy of zero COVID-19. During the twelve months, nine of the 11 GICS sectors fell in US-dollar terms. Consumer Discretionaries (-27%) fell most on recession concerns while Energy (+31%) rose most on higher oil prices.

At a stock level, the stocks that detracted the most over the twelve months included the investments in China's Alibaba Group, Netflix and Meta Platforms. Alibaba dropped after the Chinese tech company announced sales figures that disappointed and Chinese regulators cracked down on local technology companies. Netflix fell after the streaming service said it expected subscriber growth to slow and profit margins to narrow. Meta tumbled after the owner of Facebook offered weak revenue forecasts due to Apple privacy restrictions inhibiting the reach and effectiveness of online ads, its Facebook site suffered its first drop in regular users due to the popularity of TikTok with young people, and the company faced a public-relations blow and possible legal difficulties after a former employee exposed issues at the social-media company and alleged that it was losing younger audiences.

The stocks that contributed the most over the twelve months included the investments in PepsiCo, McDonald's and Procter & Gamble. PepsiCo gained after the drinks and snacks company raised its forecast for full-year earnings and announced profit and revenue numbers that beat expectations. McDonald's too benefitted from the ability of its franchisees to raise prices to absorb higher input costs. Procter & Gamble was another to enjoy the boost quality consumer staples received for their ability to protect margins in times of high inflation.

Fund Outlook and Strategy

In the past twelve months, inflation pressures have proven to be more persistent than expected, leading central banks to increase the size and pace of their monetary tightening. While this is likely to result in a slow peak in inflation and a "soft" landing, we see three risks to this outlook.

The first risk is that consumer expectations of inflation become unhinged, triggering a wage-price cycle. This would prompt central banks to conduct more rate increases, which would put more downward pressure on economic growth. The second risk is an unexpected supply- or demand-side shock that worsens the outlooks for growth and inflation, such as a disruption to energy supplies or a loosening or tightening in fiscal-policy settings. The third risk is that central banks are not nimble enough in adjusting monetary policy if growth slows more than expected and inflation takes longer than expected to return to more acceptable levels.

We are cautious about the outlook for equity market returns over the next 18 or so months and on June 30 held a cash balance of approximately 9%. As economies slow, we expect equity returns to be increasingly driven by a softening in earnings expectations rather than higher interest rates. Until the peak in interest rates and the likely path of growth become clearer, uncertainty will weigh on equity valuations.

Yours sincerely,

Nikki Thomas

Portfolio Manager

MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

This chart assumes an initial gross investment of $1,000,000 made on 6/30/12. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2024, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

*  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return*

FOR PERIODS ENDED 6/30/22	FUND	INDEX
SIX MONTHS	(21.62)%	(20.51)%
ONE YEAR	(18.61)%	(14.34)%
FIVE YEAR AVERAGE ANNUAL	6.85%	7.67%
TEN YEAR
AVERAGE ANNUAL	9.85%	9.51%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.84%
NET EXPENSE RATIO	0.80%

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  3/23/15 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 3/23/15 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2024, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/22	FUND	INDEX
SIX MONTHS	(21.62)%	(20.51)%
ONE YEAR	(18.64)%	(14.34)%
FIVE YEAR AVERAGE ANNUAL	6.74%	7.67%
AVERAGE ANNUAL SINCE INCEPTION	6.70%	6.99%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.87%
NET EXPENSE RATIO	0.80%

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Sustainable Fund is to seek attractive risk-adjusted returns over the medium to long-term while reducing the risk of permanent capital loss.

Performance Review

The Frontier MFG Global Sustainable Fund returned -17.37%, net of fees, for the year ended June 30, 2022. The Fund underperformed the -14.34% return of the benchmark, the MSCI World Index (Net).

Global stocks fell over the twelve months ending June 30th after Russia's invasion of Ukraine clouded the global economic outlook and boosted energy and food prices, central banks tightened monetary policies to tame inflation at decade highs, higher interest rates prompted talk the U.S. economy was headed for recession, and China added to worries about shortages and inflation by locking down cities to enforce a policy of zero COVID-19.

The stocks that detracted the most over the twelve months were the investments in Meta Platforms, Netflix and China's Alibaba Group. Meta tumbled after the owner of Facebook offered weak revenue forecasts due to Apple privacy restrictions inhibiting the reach and effectiveness of online ads, its Facebook site suffered its first drop in regular users due to the popularity of TikTok with young people, and the company faced a public-relations blow and possible legal difficulties after a former employee exposed issues at the social-media company and alleged that it was losing younger audiences. Netflix fell after the streaming service said it expected subscriber growth to slow and profit margins to narrow. Alibaba dropped after the Chinese tech company announced sales figures that disappointed and Chinese regulators cracked down on local technology companies.

For Netflix, the impact of the elevated and sustained level of competition from other streaming platforms was underestimated. Second, the level of likely penetration was underestimated, and therefore the potential market size available to Netflix was overestimated. For Alibaba, the position sizing was overly large within the portfolio given the degree of regulatory risks facing facets of Alibaba's businesses. For Meta Platforms, we believe that the range of innovation, revenue and earnings outcomes remain wide, notwithstanding the pressures facing the business in the shorter term.

The stocks that contributed the most over the twelve months included the investments in Sydney Airport, Chipotle Mexican Grill and Lowe's. Sydney Airport jumped following a A$24 billion takeover offer from a consortium led by the infrastructure manager IFM. Chipotle surged after the U.S. fast-food chain's quarterly sales exceeded expectations and the company increased its long-term restaurant goal to 7,000 in North America, up from 6,000. Lowe's gained as a jump in home improvements amid a housing boom helped the company report higher-than-expected earnings.

Fund Outlook and Strategy

In the past twelve months, inflation pressures have proven to be more persistent than expected, leading central banks to increase the size and pace of their monetary tightening. While this is likely to result in a slow peak in inflation and a "soft" landing, we see three risks to this outlook.

The first risk is that consumer expectations of inflation become unhinged, triggering a wage-price cycle. This would prompt central banks to conduct more rate increases, which would put more downward pressure on economic growth. The second risk is an unexpected supply- or demand-side shock that worsens the outlooks for growth and inflation, such as a disruption to energy supplies or a loosening or tightening in fiscal-policy settings. The third risk is that central banks fail to see that economic growth has slowed enough to rein in inflation and they keep raising rates and slow the economy too much.

We are cautious about the outlook for equity market returns over the next 18 or so months and on June 30 held a cash balance of approximately 11%. As economies slow, we expect equity returns to be increasingly driven by a softening in earnings expectations rather than higher interest rates. Until the peak in interest rates and the likely path of growth become clearer, uncertainty will weigh on equity valuations.

Yours sincerely,

Domenico Giuliano

Portfolio Manager

MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  10/9/19 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 10/9/19 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2024, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/22	FUND	INDEX
SIX MONTHS	(22.04)%	(20.51)%
ONE YEAR	(17.37)%	(14.34)%
AVERAGE ANNUAL SINCE INCEPTION	1.89%	8.28%
Institutional Class Expenses
GROSS EXPENSE RATIO	2.03%
NET EXPENSE RATIO	0.80%

This page intentionally left blank.

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation. The investment objective of the Frontier MFG Select Infrastructure Fund is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss. The objectives for both Funds are measured against the S&P Global Infrastructure Index.

Performance Review

The Frontier MFG Core Infrastructure Fund, Institutional Class, returned 3.33%, net of fees, for the year ended June 30, 2022. The Fund's return underperformed the 5.60% return of its benchmark, the S&P Global Infrastructure Index.

The Frontier MFG Select Infrastructure Fund, Institutional Class, returned 2.13%, net of fees, for the year ended June 30, 2022. The Fund's return underperformed the 5.60% return of its benchmark, the S&P Global Infrastructure Index.

Both Funds recorded a positive return for the twelve-month period ended June 30, 2022. Companies that contributed the most to the Core Infrastructure Fund included the investments in Sydney Airport, Consolidated Edison of the U.S. and Enbridge of Canada. Sydney Airport surged following a A$24 billion takeover offer from a consortium led by the infrastructure manager IFM. Investors marked up Consolidated Edison due to evidence of an improved regulatory outlook and better-than-expected company guidance for long-term earnings. Enbridge, the owner and operator of the world's largest crude oil and liquids transportation system across Canada and the U.S., gained on a healthy full-year earnings report and as oil prices rose, despite having limited direct exposure to oil.

Companies that contributed the most to the Select Infrastructure Fund included investments in Sempra Energy of the U.S., Atlantia of Italy and WEC Energy Group of the U.S. Sempra Energy rose after investors assessed that one fall-out of the Russia-Ukraine war is faster growth for the energy infrastructure's North American LNG export business. Atlantia surged after the Benetton family, the largest shareholder in the motorway and airport infrastructure company with a 33% stake, announced a takeover of 23 euros a share to take the company private. WEC Energy jumped after the company that supplies electricity and gas to Midwestern states announced first-quarter earnings that beat expectations thanks to strong demand for gas during winter and growth in its "rate base".

Two of the largest detractors in both Funds over the twelve months included Aena of Spain and Royal Vopak of the Netherlands. Aena tumbled as COVID-19 variants disrupted travel and the world's largest airport operator reported disappointing earnings due to higher energy prices. Vopak's share price slid as the storage operator's earnings reports disappointed, occupancy rates in its terminals fell and the backwardation in oil markets (when the spot price is higher than the futures price) stirred uncertainty.

Cellnex Telecom of Spain was also one of the main detractors for the Core Infrastructure Fund. Cellnex Telecom fell as record eurozone inflation boosted benchmark bond yields and hurt the company's real earnings power.

Furthermore, Vinci of France was also one of the main detractors for the Select Infrastructure Fund. Vinci fell as investors expressed concern that an economic downturn and soaring fuel prices could hamper the company's toll road and construction businesses.

Fund Outlook and Strategy

Notwithstanding our expectations for greater volatility in the short to medium term driven by the COVID-19 crisis and potential interest rate volatility, we are confident that the underlying businesses that we have included in our defined universe and in our investment strategy will prove resilient over the longer term. We regard the businesses that we invest in to be of high quality and, while short-term movements in share prices reflect issues of the day, we expect that share prices in the longer term will reflect the underlying cash flows leading to investment returns consistent with our expectations.

The strategy seeks to provide investors with attractive risk-adjusted returns from infrastructure securities. It does this by investing in a portfolio of listed infrastructure companies that meet our strict definition of infrastructure. We believe that infrastructure assets, with requisite earnings reliability and a linkage of earnings to inflation, offer attractive, long-term investment propositions. Furthermore, given the resilient nature of earnings and the structural linkage of those earnings to inflation, investment returns generated by infrastructure stocks are different from standard asset classes and offer investors diversification when included in an investment portfolio. In the current uncertain economic and investment climate, the reliable financial performance of infrastructure investments makes them attractive, and an investment in listed infrastructure can be expected to reward patient investors with a long-term time frame.

Yours sincerely,

Gerald Stack	David Costello
Portfolio Manager	Portfolio Manager
Core and Select Infrastructure Funds	Core Infrastructure Fund
MFG Asset Management	MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

This chart assumes an initial gross investment of $1,000,000 made on 6/30/12. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2024, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.50% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return*

FOR PERIODS ENDED 6/30/22	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	(3.88)%	(20.51)%	(0.51)%
ONE YEAR	3.33%	(14.34)%	5.60%
FIVE YEAR AVERAGE ANNUAL	6.12%	7.67%	4.83%
TEN YEAR AVERAGE ANNUAL	8.77%	9.51%	7.22%
Institutional Class Expenses
GROSS EXPENSE RATIO	0.58%
NET EXPENSE RATIO	0.50%

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  7/2/18 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 7/2/18 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2024, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/22	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	(5.21)%	(20.51)%	(0.51)%
ONE YEAR	2.13%	(14.34)%	5.60%
AVERAGE ANNUAL SINCE INCEPTION	4.64%	6.93%	5.70%

Institutional Class Expenses
GROSS EXPENSE RATIO	1.06%
NET EXPENSE RATIO	0.80%

REPORT FROM H.A.M.L.

Dear Fellow Shareholders:

The investment objective of the Frontier HyperiUS Global Equity Fund is to seek long-term capital growth.

Performance Review

Global equity market indices were mostly lower over the period from December 15, 2021 (Fund inception) to June 30, 2022, as global inflation, central bank policy tightening, and geopolitical tensions dominated headlines. In the U.S., the Federal Reserve raised the federal funds rate three times from the pandemic-induced lows in 2021 of 0.00%-0.25% to 1.50%-1.75% as of June 2022 due to inflation remaining elevated. As a result of central bank tightening and high inflation, the 10-year U.S. Treasury yield increased from 1.46% to 2.98% and the 30-year U.S. Treasury yield increased from 1.85% to 3.12% over the period.

The Frontier HyperiUS Global Equity Fund, Institutional Class, returned -37.10%, net of fees, for the period from December 15, 2021 (Fund inception) to June 30, 2022. The Fund's return underperformed the -19.05 % return of its benchmark, the MSCI World Index (Net), for the same period.

We believe there are two key reasons for the underperformance of the Fund over the period:

1.  There has been an abundance of nominal economic growth (including high levels of inflation) as the world has experienced a rapid cyclical recovery from the COVID-19 crisis; and

2.  There has been a significant increase in long-term government bond yields over a very short time period. This has adversely impacted the short-term market prices of all long duration assets, including high quality structural growth stocks.

The stocks in the Fund that declined the most over the period included Block Inc., Roku Inc. and Spotify Technology S.A. This is despite all three companies reporting strong first quarter 2022 results, with business fundamentals and key operating metrics improving across each.

All three businesses were free-cash-flow positive while investing heavily in future opportunities. Short-term profitability is being forgone by these companies to develop new, innovative products that should improve their value proposition and drive market share gains. Despite this, all three companies were caught up in the long-duration growth selloff.

For the first quarter of 2022, Block reported a 44% increase in revenues year-on-year (YoY) excluding Bitcoin. The Cash App saw the strongest ever monthly engagement in March and the company maintained its guidance for sequential quarterly gross profit growth over FY22. Block also held an investor day in May and outlined their total addressable market (TAM) as now being a $190 billion gross profit opportunity, up from the $160 billion gross profit opportunity previously noted by the company.

Roku also delivered strong first quarter results, reporting total revenue growth of 28% YoY, and exceeded their gross profit and EBITDA guidance. The company guided for Q2 2022 revenue growth of 25% YoY, however, it expects breakeven adjusted EBITDA as it continues to reinvest heavily in the business.

Spotify's first quarter results were also in line or above guidance and the qualitative commentary provided was positive. Total revenue was up 24% and total monthly active users reached 422 million (up 18%). At Spotify's investor day held in June, Spotify highlighted the opportunity across new verticals including audiobooks, education, and news. Through these new verticals, the company expects their TAM will expand to $350 billion over the long run, ten times their current addressable opportunity. While most investors are focused on the short-term profitability of each business, we remain confident they offer compelling opportunities and will deliver double-digit revenue growth and shareholder value over the long run.

Fund Outlook and Strategy

The past six months have undoubtedly been a challenging time for growth-oriented, long duration stock investors. Capital allocators have employed short-term trading strategies that have seen a substantial rotation of capital from long duration stocks to lower quality stocks and short duration cyclical assets.

The sharp increase in U.S. Treasury yields over the period has more adversely impacted the market value of long duration assets including high quality, structural growth companies that the Fund invests in, as these are typically more sensitive to changes in discount rates. Nevertheless, we believe that the potential for strong underlying growth in earnings per share of the portfolio over multi-year periods should more than offset the negative short-term valuation influence from higher bond yields and lower price-to-earnings ratios.

Furthermore, the recent abundance of nominal economic growth (primarily achieved through high levels of inflation) in the post-COVID-19 recovery has also increased the relative attractiveness of low-quality stocks in the short run. These types of lower quality stocks tend only to grow when the economy is growing or when inflation is high, and so, their revenue and earnings tend to be more sensitive to economic cycles. Lower quality stocks have hence been a greater beneficiary of the higher levels of economic growth when compared to structural growth businesses.

Despite the recent underperformance, we believe the long run fundamental risk associated with high quality, structural growth companies that the Fund invests in is relatively low and these stocks should lead the market higher once the current period of "growth abundance" passes.

Rather than being fundamentally driven, we believe that the sharp sell-off in high quality, structural growth stocks has been largely driven by short-term macroeconomic factors, contagion, and fear. We believe the recent decline in the prices of companies in the Fund presents an attractive opportunity.

Yours sincerely,

Mark Arnold	Jason Orthman
Lead Portfolio Manager	Lead Portfolio Manager
H.A.M.L.	H.A.M.L.

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  12/15/21 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 12/15/21 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2024, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/22	FUND	INDEX
SIX MONTHS	(38.69)%	(21.51)%
SINCE INCEPTION	(37.10)%	(19.05)%

Institutional Class Expenses
GROSS EXPENSE RATIO	1.48%
NET EXPENSE RATIO	0.80%

Frontier Funds

EXPENSE EXAMPLE

June 30, 2022 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/22 – 6/30/22).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Frontier Funds

EXPENSE EXAMPLE (continued)

June 30, 2022 (Unaudited)

	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Annualized Expense Ratio*	Expenses Paid During the Period*
MFG Global Equity Fund – Institutional Class
Actual Fund Return	$1,000.00	$783.80	0.80%	$3.54
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
MFG Global Plus Fund – Institutional Class
Actual Fund Return	$1,000.00	$783.80	0.80%	$3.54
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
MFG Global Plus Fund – Service Class
Actual Fund Return	$1,000.00	$782.80	0.90%	$3.98
Hypothetical 5% Return	$1,000.00	$1,020.33	0.90%	$4.51
MFG Global Sustainable Fund – Institutional Class
Actual Fund Return	$1,000.00	$779.60	0.80%	$3.53
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
MFG Global Sustainable Fund – Service Class
Actual Fund Return	$1,000.00	$779.60	0.90%	$3.97
Hypothetical 5% Return	$1,000.00	$1,020.33	0.90%	$4.51
MFG Core Infrastructure Fund – Institutional Class
Actual Fund Return	$1,000.00	$961.20	0.50%	$2.43
Hypothetical 5% Return	$1,000.00	$1,022.32	0.50%	$2.51
MFG Core Infrastructure Fund – Service Class
Actual Fund Return	$1,000.00	$960.80	0.60%	$2.92
Hypothetical 5% Return	$1,000.00	$1,021.82	0.60%	$3.01
MFG Select Infrastructure Fund – Institutional Class
Actual Fund Return	$1,000.00	$947.90	0.80%	$3.86
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
MFG Select Infrastructure Fund – Service Class
Actual Fund Return	$1,000.00	$947.30	0.95%	$4.59
Hypothetical 5% Return	$1,000.00	$1,020.08	0.95%	$4.76

Frontier Funds

EXPENSE EXAMPLE (continued)

June 30, 2022 (Unaudited)

	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Annualized Expense Ratio*	Expenses Paid During the Period*
HyperiUS Global Equity Fund – Institutional Class
Actual Fund Return	$1,000.00	$613.10	0.80%	$3.20
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01

*    Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	Beginning Account Value	Ending Account Value 6/30/2022	Annualized Expense Ratio	Expenses Paid During the Period
HyperiUS Global Equity Fund – Service Class
Actual Fund Return**	$1,000.00	$769.90	0.80%	$2.08
Hypothetical 5% Return***	$1,000.00	$1,020.08	0.80%	$4.01

**  Actual expenses are equal to the Fund's annualized expense ratio of 0.80% multiplied by the average account value over the period, multiplied by 107/365 to reflect the most recent fiscal period end since the Service Class of the HyperiUS Global Equity Fund commenced operations on March 16, 2022.

*** Hypothetical expenses are equal to the Funds' annualized expense ratio of 0.80% multiplied by the average account value over the period commencing January 1, 2022, multiplied by 181/365 to reflect information had the Service Class of the HyperiUS Global Equity Fund been in operation for the entire fiscal half year.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

June 30, 2022

Number of Shares		Value
COMMON STOCKS 90.8%
	France 3.8%
21,698	L'Oreal SA	$7,487,793
15,318	LVMH Moet Hennessy Louis Vuitton SE	9,337,777
99,331	Safran SA	9,806,730
		26,632,300
	Germany 2.7%
206,237	SAP SE	18,787,917
	Netherlands 3.0%
44,687	ASML Holding NV	21,347,427
	Spain 1.6%
207,877	Amadeus IT Group SA (a)	11,580,673
	Switzerland 7.9%
218,854	Nestle SA	25,547,677
356,669	Novartis AG	30,206,556
		55,754,233
	United Kingdom 8.5%
584,308	Diageo PLC	25,111,680
12,089,084	Lloyds Banking Group PLC	6,226,359
380,302	Reckitt Benckiser Group PLC	28,563,504
		59,901,543
	United States 63.3%
4,619	Alphabet, Inc. - Class A (a)	10,066,002
13,515	Alphabet, Inc. - Class C (a)	29,563,387
147,802	Amazon.com, Inc. (a)	15,698,050
13,233	Chipotle Mexican Grill, Inc. (a)	17,298,972
113,719	Crown Castle International Corp.	19,148,005
121,221	Eversource Energy	10,239,538
86,454	HCA Healthcare, Inc.	14,529,459
290,395	Intercontinental Exchange, Inc.	27,308,746
111,568	Lowe's Companies, Inc.	19,487,583
114,163	Mastercard, Inc. - Class A	36,016,143
Number of Shares		Value
	United States 63.3% (continued)
127,700	McDonald's Corp.	$31,526,576
91,845	Meta Platforms, Inc. - Class A (a)	14,810,006
213,234	Microsoft Corp.	54,764,888
70,665	PepsiCo, Inc.	11,777,029
137,029	The Procter & Gamble Co.	19,703,400
435,449	U.S. Bancorp	20,039,363
216,004	Visa, Inc. - Class A	42,529,028
117,491	WEC Energy Group, Inc.	11,824,294
150,722	Xcel Energy, Inc.	10,665,089
269,869	Yum! Brands, Inc.	30,632,830
		447,628,388
	Total Common Stocks
	(Cost $477,139,264)	641,632,481
Principal Amount
SHORT-TERM INVESTMENTS 8.8%
	Money Market Deposit Account 8.8%
$62,374,754	U.S. Bank N.A., 0.800% (b)	62,374,754
	Total Short-Term Investments
	(Cost $62,374,754)	62,374,754
	Total Investments 99.6%
	(Cost $539,514,018)	704,007,235
	Other Assets in Excess of Liabilities 0.4%	2,686,183
	TOTAL NET ASSETS 100.0%	$706,693,418

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2022.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2022

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	26.2%
Consumer Discretionary	17.6
Consumer Staples	16.7
Communication Services	7.7
Financials	7.6
Health Care	6.3
Utilities	4.6
Real Estate	2.7
Industrials	1.4
Total Common Stocks	90.8
Total Short-Term Investments	8.8
Total Investments	99.6
Other Assets in Excess of Liabilities	0.4
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

SCHEDULE OF INVESTMENTS

June 30, 2022

Number of Shares		Value
COMMON STOCKS 90.1%
	France 3.8%
1,651	L'Oreal SA	$569,746
1,139	LVMH Moet Hennessy Louis Vuitton SE	694,329
7,527	Safran SA	743,124
		2,007,199
	Germany 2.7%
15,371	SAP SE	1,400,278
	Netherlands 3.0%
3,331	ASML Holding NV	1,591,252
	Spain 1.6%
15,415	Amadeus IT Group SA (a)	858,758
	Switzerland 7.8%
16,322	Nestle SA	1,905,330
26,579	Novartis AG	2,250,995
		4,156,325
	United Kingdom 8.4%
43,537	Diageo PLC	1,871,080
920,066	Lloyds Banking Group PLC	473,871
28,343	Reckitt Benckiser Group PLC	2,128,771
		4,473,722
	United States 62.8%
342	Alphabet, Inc. - Class A (a)	745,307
1,009	Alphabet, Inc. - Class C (a)	2,207,137
11,049	Amazon.com, Inc. (a)	1,173,514
983	Chipotle Mexican Grill, Inc. (a)	1,285,037
8,498	Crown Castle International Corp.	1,430,893
8,977	Eversource Energy	758,287
6,438	HCA Healthcare, Inc.	1,081,970
21,671	Intercontinental Exchange, Inc.	2,037,941
8,329	Lowe's Companies, Inc.	1,454,826
Number of Shares		Value
	United States 62.8% (continued)
8,525	Mastercard, Inc. - Class A	$2,689,467
9,531	McDonald's Corp.	2,353,013
6,831	Meta Platforms, Inc. - Class A (a)	1,101,499
15,902	Microsoft Corp.	4,084,111
5,261	PepsiCo, Inc.	876,798
10,210	The Procter & Gamble Co.	1,468,096
32,469	U.S. Bancorp	1,494,223
16,116	Visa, Inc. - Class A	3,173,079
8,724	WEC Energy Group, Inc.	877,983
11,189	Xcel Energy, Inc.	791,734
20,151	Yum! Brands, Inc.	2,287,340
		33,372,255
	Total Common Stocks
	(Cost $36,154,275)	47,859,789
Principal Amount
SHORT-TERM INVESTMENTS 8.7%
	Money Market Deposit Account 8.7%
$4,637,756	U.S. Bank N.A., 0.800% (b)	4,637,756
	Total Short-Term Investments
	(Cost $4,637,756)	4,637,756
	Total Investments 98.8%
	(Cost $40,792,031)	52,497,545
	Other Assets in Excess of Liabilities 1.2%	661,374
	TOTAL NET ASSETS 100.0%	$53,158,919

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2022.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2022

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	26.0%
Consumer Discretionary	17.4
Consumer Staples	16.6
Communication Services	7.6
Financials	7.5
Health Care	6.3
Utilities	4.6
Real Estate	2.7
Industrials	1.4
Total Common Stocks	90.1
Total Short-Term Investments	8.7
Total Investments	98.8
Other Assets in Excess of Liabilities	1.2
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

SCHEDULE OF INVESTMENTS

June 30, 2022

Number of Shares		Value
COMMON STOCKS 88.2%
	Germany 4.4%
14,595	Fraport AG Frankfurt Airport Services Worldwide (a)	$634,738
9,587	SAP SE	873,363
		1,508,101
	Spain 4.5%
6,094	Aena SME SA (a)	774,331
40,437	Red Electrica Corp. SA	763,830
		1,538,161
	Switzerland 7.8%
10,964	Nestle SA	1,279,870
16,437	Novartis AG	1,392,061
		2,671,931
	United Kingdom 7.5%
17,290	Reckitt Benckiser Group PLC	1,298,607
28,673	Unilever PLC	1,301,679
		2,600,286
	United States 64.0%
1,203	Alphabet, Inc. - Class C (a)	2,631,502
10,522	Amazon.com, Inc. (a)	1,117,542
390	Booking Holdings, Inc. (a)	682,106
601	Chipotle Mexican Grill, Inc. (a)	785,663
7,456	Eversource Energy	629,808
8,531	Intercontinental Exchange, Inc.	802,255
5,070	Mastercard, Inc. - Class A	1,599,484
2,517	McDonald's Corp.	621,397
8,049	Meta Platforms, Inc. - Class A (a)	1,297,901
10,059	Microsoft Corp.	2,583,453
4,839	Netflix, Inc. (a)	846,196
7,027	PayPal Holdings, Inc. (a)	490,766
3,827	Salesforce, Inc. (a)	631,608
8,796	The Procter & Gamble Co.	1,264,777
23,582	U.S. Bancorp	1,085,244
4,211	VeriSign, Inc. (a)	704,627
8,494	Visa, Inc. - Class A	1,672,384
Number of Shares		Value
	United States 64.0% (continued)
9,344	Walmart, Inc.	$1,136,044
12,269	Yum! Brands, Inc.	1,392,654
		21,975,411
	Total Common Stocks
	(Cost $34,542,811)	30,293,890
Principal Amount
SHORT-TERM INVESTMENTS 11.3%
	Money Market Deposit Account 11.3%
$3,865,325	U.S. Bank N.A., 0.800% (b)	3,865,325
	Total Short-Term Investments
	(Cost $3,865,325)	3,865,325
	Total Investments 99.5%
	(Cost $38,408,136)	34,159,215
	Other Assets in Excess of Liabilities 0.5%	158,875
	TOTAL NET ASSETS 100.0%	$34,318,090

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2022.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2022

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	24.9%
Consumer Staples	18.3
Communication Services	13.9
Consumer Discretionary	13.4
Financials	5.5
Industrials	4.1
Utilities	4.1
Health Care	4.0
Total Common Stocks	88.2
Total Short-Term Investments	11.3
Total Investments	99.5
Other Assets in Excess of Liabilities	0.5
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS

June 30, 2022

Number of Shares		Value
COMMON STOCKS 94.5%
	Australia 5.0%
1,114,518	APA Group	$8,669,969
905,896	Atlas Arteria Ltd.	5,039,877
2,066,883	Transurban Group	20,515,464
		34,225,310
	Canada 14.6%
600,788	Algonquin Power & Utilities Corp.	8,074,606
186,465	Canadian Utilities Ltd. - Class A	5,561,211
249,088	Emera, Inc.	11,668,743
482,607	Enbridge, Inc.	20,381,073
423,600	Fortis, Inc.	20,024,907
565,521	Hydro One Ltd.	15,205,626
385,902	TC Energy Corp.	19,990,635
		100,906,801
	Chile 0.1%
5,274,187	Aguas Andinas SA - Class A	848,617
	France 6.0%
93,475	Aeroports de Paris (a)	11,838,168
519,513	Getlink SE	9,162,688
226,092	Vinci SA	20,129,922
		41,130,778
	Germany 0.5%
87,345	Fraport AG Frankfurt Airport Services Worldwide (a)	3,798,644
	Hong Kong 1.8%
2,016,159	Power Assets Holdings Ltd.	12,680,003
	Italy 6.1%
258,771	ACEA SpA	3,826,353
553,771	Enav SpA (a)	2,313,182
765,333	Italgas SpA	4,455,299
Number of Shares		Value
	Italy 6.1% (continued)
3,174,495	Snam SpA	$16,630,303
1,898,575	Terna SpA	14,898,275
		42,123,412
	Mexico 2.3%
352,819	Grupo Aeroportuario del Centro Norte SAB de CV	2,253,817
401,942	Grupo Aeroportuario del Pacifico SAB de CV - Class B	5,619,133
261,707	Grupo Aeroportuario del Sureste SAB de CV - Class B	5,158,918
379,114	Promotora y Operadora de Infraestructura SAB de CV	2,787,528
		15,819,396
	Netherlands 0.4%
118,774	Koninklijke Vopak NV	2,997,231
	New Zealand 1.3%
1,391,082	Auckland International Airport Ltd. (a)	6,237,997
1,026,332	Vector Ltd.	2,672,957
		8,910,954
	Portugal 0.3%
625,045	REN - Redes Energeticas Nacionais SGPS SA	1,883,179
	Spain 10.3%
141,684	Aena SME SA (a)	18,003,002
527,295	Cellnex Telecom SA	20,462,079
247,468	Enagas SA	5,464,192
692,473	Ferrovial SA	17,554,202
511,087	Red Electrica Corp. SA	9,654,116
		71,137,591
	Switzerland 0.6%
29,000	Flughafen Zuerich AG (a)	4,383,491

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2022

Number of Shares		Value
COMMON STOCKS 94.5% (continued)
	United Kingdom 5.6%
1,566,963	National Grid PLC	$20,066,526
250,174	Pennon Group PLC	2,900,714
236,426	Severn Trent PLC	7,825,321
644,099	United Utilities Group PLC	7,997,431
		38,789,992
	United States 39.6%
17,968	ALLETE, Inc.	1,056,159
84,537	Alliant Energy Corp.	4,954,714
86,990	Ameren Corp.	7,860,416
138,333	American Electric Power Co., Inc.	13,271,668
14,431	American States Water Co.	1,176,271
53,973	American Tower Corp.	13,794,959
61,260	American Water Works Co., Inc.	9,113,650
42,368	Atmos Energy Corp.	4,749,453
130,312	Avangrid, Inc.	6,009,989
12,327	Avista Corp.	536,348
21,285	Black Hills Corp.	1,548,909
19,450	California Water Service Group	1,080,448
212,152	CenterPoint Energy, Inc.	6,275,456
6,133	Chesapeake Utilities Corp.	794,530
97,789	CMS Energy Corp.	6,600,757
115,809	Consolidated Edison, Inc.	11,013,436
77,706	Crown Castle International Corp.	13,084,136
171,381	Dominion Energy Corp.	13,677,918
65,301	DTE Energy Co.	8,276,902
123,799	Duke Energy Corp.	13,272,491
68,547	Entergy Corp.	7,721,134
90,285	Essential Utilities, Inc.	4,139,567
77,346	Evergy, Inc.	5,046,827
116,241	Eversource Energy	9,818,877
192,433	FirstEnergy Corp.	7,387,503
16,506	IDACORP, Inc.	1,748,316
13,509	MGE Energy, Inc.	1,051,405
Number of Shares		Value
	United States 39.6% (continued)
7,030	Middlesex Water Co.	$616,390
140,744	NiSource, Inc.	4,150,541
7,085	Northwest Natural Holding Co.	376,214
18,466	NorthWestern Corp.	1,088,201
67,480	OGE Energy Corp.	2,602,029
18,398	ONE Gas, Inc.	1,493,734
31,025	Pinnacle West Capital Corp.	2,268,548
27,022	PNM Resources, Inc.	1,291,111
32,676	Portland General Electric Co.	1,579,231
248,039	PPL Corp.	6,729,298
168,247	Public Service Enterprise Group, Inc.	10,646,670
36,344	SBA Communications Corp.	11,631,897
87,470	Sempra Energy	13,144,117
12,488	SJW Group	779,376
38,864	South Jersey Industries, Inc.	1,326,817
18,858	Spire, Inc.	1,402,469
194,167	The Southern Co.	13,846,049
106,317	WEC Energy Group, Inc.	10,699,743
183,574	Xcel Energy, Inc.	12,989,696
		273,724,370
	Total Common Stocks
	(Cost $515,332,232)	653,359,769
CLOSED-END FUNDS 1.1%
	United Kingdom 1.1%
1,829,501	HICL Infrastructure PLC	3,834,984
1,780,996	International Public Partnerships Ltd.	3,529,515
		7,364,499
	Total Closed-End Funds
	(Cost $7,346,265)	7,364,499

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2022

Principal Amount		Value
SHORT-TERM INVESTMENTS 2.7%
	Money Market Deposit Account 2.7%
$18,656,819	U.S. Bank N.A., 0.800% (b)	$18,656,819
	Total Short-Term Investments
	(Cost $18,656,819)	18,656,819
	Total Investments 98.3%
	(Cost $541,335,316)	679,381,087
	Other Assets in Excess of Liabilities 1.7%	11,531,180
	TOTAL NET ASSETS 100.0%	$690,912,267

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2022.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	29.3%
Transmission & Distribution	17.9
Toll Roads	10.9
Airports	8.6
Communications	8.5
Energy Infrastructure	7.5
Gas Utilities	6.0
Water Utilities	5.8
Total Common Stocks	94.5
Social	1.1
Total Closed-End Funds	1.1
Total Short-Term Investments	2.7
Total Investments	98.3
Other Assets in Excess of Liabilities	1.7
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

SCHEDULE OF INVESTMENTS

June 30, 2022

Number of Shares		Value
COMMON STOCKS 94.2%
	Australia 11.9%
893,135	Atlas Arteria Ltd.	$4,968,882
1,051,569	Transurban Group	10,437,662
		15,406,544
	Canada 2.4%
72,367	Enbridge, Inc.	3,056,145
	France 8.3%
22,942	Aeroports de Paris (a)	2,905,496
88,506	Vinci SA	7,880,061
		10,785,557
	Italy 6.3%
224,073	Atlantia SpA	5,255,233
565,215	Snam SpA	2,961,005
		8,216,238
	Netherlands 0.7%
35,035	Koninklijke Vopak NV	884,099
	New Zealand 0.9%
261,096	Auckland International Airport Ltd. (a)	1,170,827
	Spain 7.2%
37,240	Aena SME SA (a)	4,731,881
240,694	Red Electrica Corp. SA	4,546,560
		9,278,441
	United Kingdom 10.2%
341,289	National Grid PLC	4,370,547
92,709	Severn Trent PLC	3,068,519
468,615	United Utilities Group PLC	5,818,541
		13,257,607
	United States 46.3%
31,869	Alliant Energy Corp.	1,867,842
22,515	American Tower Corp.	5,754,609
11,360	American Water Works Co., Inc.	1,690,027
Number of Shares		Value
	United States 46.3% (continued)
60,658	CMS Energy Corp.	$4,094,415
31,530	Crown Castle International Corp.	5,309,021
125,409	CSX Corp.	3,644,386
82,488	Dominion Energy Corp.	6,583,367
61,882	Evergy, Inc.	4,037,801
57,516	Eversource Energy	4,858,377
20,297	Norfolk Southern Corp.	4,613,305
38,341	Sempra Energy	5,761,502
10,893	Union Pacific Corp.	2,323,259
45,836	WEC Energy Group, Inc.	4,612,935
67,230	Xcel Energy, Inc.	4,757,195
		59,908,041
	Total Common Stocks
	(Cost $112,812,983)	121,963,499
Principal Amount
SHORT-TERM INVESTMENTS 4.8%
	Money Market Deposit Account 4.8%
$6,266,226	U.S. Bank N.A., 0.800% (b)	6,266,226
	Total Short-Term Investments
	(Cost $6,266,226)	6,266,226
	Total Investments 99.0%
	(Cost $119,079,209)	128,229,725
	Other Assets in Excess of Liabilities 1.0%	1,296,484
	TOTAL NET ASSETS 100.0%	$129,526,209

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2022.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2022

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	24.5%
Toll Roads	22.0
Transmission & Distribution	10.6
Communications	8.6
Rail	8.2
Water Utilities	8.2
Airports	6.8
Energy Infrastructure	3.0
Gas Utilities	2.3
Total Common Stocks	94.2
Total Short-Term Investments	4.8
Total Investments	99.0
Other Assets in Excess of Liabilities	1.0
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier HyperiUS Global Equity Fund

SCHEDULE OF INVESTMENTS

June 30, 2022

Number of Shares		Value
COMMON STOCKS 98.8%
	France 7.2%
357	Hermes International	$399,186
548	Kering SA	281,454
235	LVMH Moet Hennessy Louis Vuitton SE	143,255
		823,895
	Sweden 4.4%
5,321	Spotify Technology SA (a)	499,269
	United States 87.2%
4,699	Airbnb, Inc. - Class A (a)	418,587
237	Alphabet, Inc. - Class A (a)	516,485
12,440	Amazon.com, Inc. (a)	1,321,252
8,863	Block, Inc. - Class A (a)	544,720
884	Costco Wholesale Corp.	423,684
1,016	Intuit, Inc.	391,607
1,432	Intuitive Surgical, Inc. (a)	287,417
1,195	Mastercard, Inc. - Class A	376,999
1,378	Meta Platforms, Inc. - Class A (a)	222,203
4,909	Microsoft Corp.	1,260,779
37,698	Palantir Technologies, Inc. (a)	341,921
4,313	Roku, Inc. - Class A (a)	354,270
2,532	Salesforce, Inc. (a)	417,881
1,760	ServiceNow, Inc. (a)	836,915
1,974	Tesla, Inc. (a)	1,329,330
2,613	Visa, Inc. - Class A	514,473
2,726	Workday, Inc. - Class A (a)	380,495
		9,939,018
	Total Common Stocks
	(Cost $16,115,152)	11,262,182
Principal Amount		Value
MONEY MARKET FUNDS 1.3%
	Money Market Deposit Account 1.3%
$146,365	U.S. Bank N.A., 0.800% (b)	$146,365
	Total Money Market Funds
	(Cost $146,365)	146,365
	Total Investments 100.1%
	(Cost $16,261,517)	11,408,547
	Liabilities in Excess of Other Assets (0.1)%	(5,885)
	TOTAL NET ASSETS 100.0%	$11,402,662

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2022.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	44.4%
Consumer Discretionary	34.2
Communication Services	14.0
Consumer Staples	3.7
Health Care	2.5
Total Common Stocks	98.8
Total Short-Term Investments	1.3
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2022

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Global Sustainable Fund
ASSETS:
Investments at cost	$539,514,018	$40,792,031	$38,408,136
Foreign currency at cost	$52,544	$46,410	$42,043
Investments at value	$704,007,235	$52,497,545	$34,159,215
Foreign currency at value	51,482	45,792	42,205
Receivable for investments sold	1,916,382	—	—
Receivable for Fund shares sold	—	—	55,000
Dividends and interest receivable	235,549	22,572	37,535
Receivable from Adviser	—	—	291
Dividend tax reclaim receivable	2,769,518	680,386	41,036
Prepaid expenses and other assets	23,656	28,834	9,564
Total assets	709,003,822	53,275,129	34,344,846
LIABILITIES:
Payable for investments purchased	1,037,247	80,090	—
Payable for Fund shares redeemed	739,042	—	—
Payable to Adviser	453,877	4,510	—
Accrued shareholder servicing fees	—	2,313	1,762
Accrued expenses	80,238	29,297	24,994
Total liabilities	2,310,404	116,210	26,756
Net Assets	$706,693,418	$53,158,919	$34,318,090
NET ASSETS CONSIST OF:
Paid in capital	$463,537,579	$3,594,264	$38,962,645
Total distributable earnings	243,155,839	49,564,655	(4,644,555)
Net Assets	$706,693,418	$53,158,919	$34,318,090
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class	Institutional Class
Net Assets	$706,693,418	$43,342,433	$11,662,665
Authorized	100,000,000	100,000,000	50,000,000
Issued and Outstanding	41,910,984	3,368,600	1,148,751
Net Asset Value, Redemption Price and Offering Price Per Share	$16.86	$12.87	$10.15
CAPITAL STOCK, $0.01 PAR VALUE		Service Class	Service Class
Net Assets		$9,816,486	$22,655,425
Authorized		50,000,000	50,000,000
Issued and Outstanding		764,855	2,232,993
Net Asset Value, Redemption Price and Offering Price Per Share		$12.83	$10.15

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2022

	MFG Core Infrastructure Fund	MFG Select Infrastructure Fund	HyperiUS Global Equity Fund
ASSETS:
Investments at cost	$541,335,316	$119,079,209	$16,261,517
Foreign currency at cost	$1,038,051	$165,791	$—
Investments at value	$679,381,087	$128,229,725	$11,408,547
Foreign currency at value	1,007,996	163,162	—
Receivable for investments sold	6,726,574	187,414	—
Receivable for Fund shares sold	6,648,632	164,705	—
Dividends and interest receivable	2,456,639	732,385	87
Receivable from Adviser	—	—	10,573
Dividend tax reclaim receivable	480,709	127,561	488
Prepaid expenses and other assets	29,447	24,365	756
Total assets	696,731,084	129,629,317	11,420,451
LIABILITIES:
Payable for investments purchased	4,247,497	—	—
Payable for Fund shares redeemed	1,233,680	—	—
Payable to Adviser	220,536	56,545	—
Accrued shareholder servicing fees	30,997	14,411	—
Accrued expenses	86,107	32,152	17,789
Total liabilities	5,818,817	103,108	17,789
Net Assets	$690,912,267	$129,526,209	$11,402,662
NET ASSETS CONSIST OF:
Paid in capital	$548,886,227	$120,438,719	$17,235,302
Total distributable earnings	142,026,040	9,087,490	(5,832,640)
Net Assets	$690,912,267	$129,526,209	$11,402,662
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class	Institutional Class
Net Assets	$397,225,826	$93,216,990	$11,394,582
Authorized	50,000,000	50,000,000	50,000,000
Issued and Outstanding	21,477,241	8,473,702	1,811,549
Net Asset Value, Redemption Price and Offering Price Per Share	$18.50	$11.00	$6.29
CAPITAL STOCK, $0.01 PAR VALUE	Service Class	Service Class	Service Class
Net Assets	$293,686,441	$36,309,219	$8,080
Authorized	50,000,000	50,000,000	50,000,000
Issued and Outstanding	15,840,730	3,297,495	1,285
Net Asset Value, Redemption Price and Offering Price Per Share	$18.54	$11.01	$6.29

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2022

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Global Sustainable Fund
INVESTMENT INCOME:
Dividend income	$13,356,675 (1)	$4,312,824 (2)	$458,241 (3)
Interest income	47,654	4,254	2,705
Total investment income	13,404,329	4,317,078	460,946
EXPENSES:
Investment advisory fees	8,813,718	3,793,227	290,953
Fund administration and accounting fees	276,557	131,025	32,784
Custody fees	106,140	55,491	15,736
Legal fees	46,536	46,142	44,353
Directors' fees and related expenses	37,250	37,252	37,250
Reports to shareholders	34,458	30,908	23,898
Federal and state registration fees	28,720	65,482	39,791
Transfer agent fees	25,179	20,717	14,248
Audit and tax fees	19,489	19,989	18,489
Shareholder servicing fees	—	230,240	23,266
Other	40,288	20,047	9,388
Total expenses before waiver	9,428,335	4,450,520	550,156
Waiver of expenses by Adviser	(614,614)	(427,054)	(235,935)
Net expenses	8,813,721	4,023,466	314,221
Net Investment Income	4,590,608	293,612	146,725
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	140,749,330	145,308,106	499,847
Foreign currency transactions	(45,722)	120,199	(3,678)
Change in net unrealized appreciation/depreciation on:
Investments	(331,083,712)	(193,968,835)	(8,091,286)
Foreign currency translations	(151,653)	(42,126)	(1,093)
Net Realized and Unrealized Loss on Investments	(190,531,757)	(48,582,656)	(7,596,210)
Net Decrease in Net Assets Resulting from Operations	$(185,941,149)	$(48,289,044)	$(7,449,485)

(1)  Net of $458,131 in foreign withholding taxes.

(2)  Net of $197,802 in foreign withholding taxes.

(3)  Net of $21,418 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS (continued)

For the Year Ended June 30, 2022

	MFG Core Infrastructure Fund	MFG Select Infrastructure Fund	HyperiUS Global Equity Fund(1)
INVESTMENT INCOME:
Dividend income	$26,628,677 (2)	$3,914,549 (3)	$18,531 (4)
Interest income	16,198	4,302	214
Total investment income	26,644,875	3,918,851	18,745
EXPENSES:
Investment advisory fees	4,280,226	1,073,571	54,157
Shareholder servicing fees	295,789	52,910	—
Fund administration and accounting fees	222,000	55,614	14,215
Custody fees	133,346	28,691	5,085
Transfer agent fees	54,441	23,788	6,533
Federal and state registration fees	46,188	36,043	569
Legal fees	45,327	44,917	20,553
Reports to shareholders	37,273	24,620	12,188
Directors' fees and related expenses	37,250	37,250	16,250
Audit and tax fees	18,489	18,489	18,489
Other	26,865	10,255	6,469
Total expenses before waiver	5,197,194	1,406,148	154,508
Waiver and reimbursement of expenses by Adviser	(621,176)	(279,646)	(100,350)
Net expenses	4,576,018	1,126,502	54,158
Net Investment Income (Loss)	22,068,857	2,792,349	(35,413)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	19,383,218	4,791,838	(948,389)
Foreign currency transactions	(323,920)	(26,541)	(545)
Change in net unrealized appreciation/depreciation on:
Investments	(8,005,615)	(4,768,431)	(4,852,970)
Foreign currency translations	(35,670)	(11,757)	(1)
Net Realized and Unrealized Gain (Loss) on Investments	11,018,013	(14,891)	(5,801,905)
Net Increase (Decrease) in Net Assets Resulting from Operations	$33,086,870	$2,777,458	$(5,837,318)

(1)  Commenced operations on December 15, 2021.

(2)  Net of $1,844,604 in foreign withholding taxes.

(3)  Net of $235,092 in foreign withholding taxes.

(4)  Net of $2,358 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS

	MFG Global Equity Fund		MFG Global Plus Fund
	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
OPERATIONS:
Net investment income	$4,590,608	$5,217,133	$293,612	$2,131,435
Net realized gain (loss) on:
Investments	140,749,330	85,485,643	145,308,106	17,158,347
Foreign currency transactions	(45,722)	9,394	120,199	(5,777)
Change in net unrealized appreciation/depreciation on:
Investments	(331,083,712)	152,177,606	(193,968,835)	99,668,454
Foreign currency translations	(151,653)	22,593	(42,126)	10,957
Net increase (decrease) in net assets resulting from operations	(185,941,149)	242,912,369	(48,289,044)	118,963,416
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(103,961,346)	(76,867,677)	(13,559,871)	(3,079,441)
Service Class			(14,237,291)	(2,225,170)
Decrease in net assets resulting from distributions paid	(103,961,346)	(76,867,677)	(27,797,162)	(5,304,611)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	14,889,983	57,039,649	11,613,720	86,071,483
Service Class			38,014,869	78,259,566
Shares issued to holders in reinvestment of distributions:
Institutional Class	95,109,069	59,050,649	12,805,146	2,931,807
Service Class			14,006,237	2,194,885
Shares redeemed:
Institutional Class	(394,277,207)	(163,713,227)	(282,084,944)	(115,943,186)
Service Class			(346,035,154)	(22,732,330)
Redemption fees:
Institutional Class	1,888	2,034	1,057	84
Service Class			1,004	80
Net increase (decrease) in net assets resulting from capital share transactions	(284,276,267)	(47,620,895)	(551,678,065)	30,782,389
Total Increase (Decrease) in Net Assets	(574,178,762)	118,423,797	(627,764,271)	144,441,194
NET ASSETS:
Beginning of Period	1,280,872,180	1,162,448,383	680,923,190	536,481,996
End of Period	$706,693,418	$1,280,872,180	$53,158,919	$680,923,190
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	719,612	2,648,532	704,733	5,785,315
Service Class			2,337,799	5,136,447
Shares issued to holders in reinvestment of distributions:
Institutional Class	4,494,758	2,851,304	792,888	194,031
Service Class			868,872	145,356
Shares redeemed:
Institutional Class	(20,001,505)	(7,575,425)	(18,882,773)	(7,604,879)
Service Class			(23,067,100)	(1,495,861)
Net increase (decrease) in shares outstanding	(14,787,135)	(2,075,589)	(37,245,581)	2,160,409

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Global Sustainable Fund		MFG Core Infrastructure Fund
	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
OPERATIONS:
Net investment income	$146,725	$115,750	$22,068,857	$18,406,021
Net realized gain (loss) on:
Investments	499,847	659,341	19,383,218	1,393,253
Foreign currency transactions	(3,678)	5,710	(323,920)	234,669
Change in net unrealized appreciation/depreciation on:
Investments	(8,091,286)	2,880,908	(8,005,615)	82,379,584
Foreign currency translations	(1,093)	(766)	(35,670)	(56,206)
Net increase (decrease) in net assets resulting from operations	(7,449,485)	3,660,943	33,086,870	102,357,321
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(438,819)	(27,251)	(14,722,801)	(12,816,290)
Service Class	(799,131)	(21,672)	(8,388,396)	(5,521,579)
Decrease in net assets resulting from distributions paid	(1,237,950)	(48,923)	(23,111,197)	(18,337,869)
CAPITAL SHARE TRANSACTIONS(1):
Shares sold:
Institutional Class	1,250,000	—	189,294,330	82,251,665
Service Class	12,337,445	16,389,554	119,620,715	73,528,445
Shares issued to holders in reinvestment of distributions:
Institutional Class	432,046	23,200	12,089,237	10,758,378
Service Class	406,085	5,069	5,504,936	3,172,047
Shares redeemed:
Institutional Class	—	(10,000)	(336,047,574)	(78,602,897)
Service Class	(1,834,041)	(144,000)	(84,274,558)	(33,671,350)
Redemption fees:
Institutional Class	271	338	1,646	4,079
Service Class	482	462	801	1,793
Net increase (decrease) in net assets resulting from capital share transactions	12,592,288	16,264,623	(93,810,467)	57,442,160
Total Increase (Decrease) in Net Assets	3,904,853	19,876,643	(83,834,794)	141,461,612
NET ASSETS:
Beginning of Period	30,413,237	10,536,594	774,747,061	633,285,449
End of Period	$34,318,090	$30,413,237	$690,912,267	$774,747,061
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	103,391	—	10,088,963	4,717,580
Service Class	975,941	1,393,773	6,237,308	4,133,924
Shares issued to holders in reinvestment of distributions:
Institutional Class	33,701	1,998	645,530	607,204
Service Class	31,676	437	292,400	178,147
Shares redeemed:
Institutional Class	—	(873)	(17,652,880)	(4,441,299)
Service Class	(157,348)	(11,486)	(4,289,779)	(1,925,099)
Net increase (decrease) in shares outstanding	987,361	1,383,849	(4,678,458)	3,270,457

(1)  MFG Global Sustainable Fund — Service Class commenced operations on October 20, 2020.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Select Infrastructure Fund		HyperiUS Global Equity Fund
	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Period December 15, 2021(1) through June 30, 2022
OPERATIONS:
Net investment income (loss)	$2,792,349	$2,130,878	$(35,413)
Net realized gain (loss) on:
Investments	4,791,838	(132,016)	(948,389)
Foreign currency transactions	(26,541)	40,684	(545)
Change in net unrealized appreciation/depreciation on:
Investments	(4,768,431)	9,879,460	(4,852,970)
Foreign currency translations	(11,757)	(4,576)	(1)
Net increase (decrease) in net assets resulting from operations	2,777,458	11,914,430	(5,837,318)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(2,101,727)	(1,632,311)	—
Service Class	(768,214)	(396,496)	—
Decrease in net assets resulting from distributions paid	(2,869,941)	(2,028,807)	—
CAPITAL SHARE TRANSACTIONS(2):
Shares sold:
Institutional Class	7,102,890	10,421,925	17,229,479
Service Class	8,031,116	23,359,765	10,501
Shares issued to holders in reinvestment of distributions:
Institutional Class	896,705	738,788	—
Service Class	330,181	195,761	—
Shares redeemed:
Institutional Class	(5,688,665)	(7,107,259)	—
Service Class	(5,544,441)	(763,867)	—
Redemption fees:
Institutional Class	23	45	—
Service Class	9	14	—
Net increase in net assets resulting from capital share transactions	5,127,818	26,845,172	17,239,980
Total Increase in Net Assets	5,035,335	36,730,795	11,402,662
NET ASSETS:
Beginning of Period	124,490,874	87,760,079	—
End of Period	$129,526,209	$124,490,874	$11,402,662
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	625,237	985,436	1,811,549
Service Class	707,557	2,194,471	1,285
Shares issued to holders in reinvestment of distributions:
Institutional Class	80,139	69,772	—
Service Class	29,523	18,211	—
Shares redeemed:
Institutional Class	(497,306)	(673,532)	—
Service Class	(478,942)	(71,427)	—
Net increase in shares outstanding	466,208	2,522,931	1,812,834

(1)  Commencement of operations of the Institutional Class.

(2)  HyperiUS Global Equity Fund — Service Class commenced operations on March 16, 2022.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018
Net Asset Value, Beginning of Period	$22.59	$19.78	$19.72	$18.89	$17.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.09 (1)	0.09	0.11 (1)	0.17	0.13
Net realized and unrealized gain (loss) on investments	(3.91)	4.05	1.39	2.38	2.22
Total Income (Loss) from Investment Operations	(3.82)	4.14	1.50	2.55	2.35
LESS DISTRIBUTIONS:
From net investment income	(0.10)	(0.01)	(0.14)	(0.17)	(0.14)
From net realized gain on investments	(1.81)	(1.32)	(1.30)	(1.55)	(0.57)
Total Distributions	(1.91)	(1.33)	(1.44)	(1.72)	(0.71)
Redemption fees retained(2)	—	—	—	—	—
Net Asset Value, End of Period	$16.86	$22.59	$19.78	$19.72	$18.89
Total Return	(18.61)%	21.53%	7.58%	15.06%	13.75%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$706,693	$1,280,872	$1,162,448	$1,125,305	$1,103,521
Ratio of expenses to average net assets
Before waivers and reimbursements	0.86%	0.84%	0.85%	0.85%	0.85%
Net of waivers and reimbursements	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.36%	0.37%	0.49%	0.80%	0.64%
Net of waivers and reimbursements	0.42%	0.41%	0.54%	0.85%	0.69%
Portfolio turnover rate	32%	25%	45%	34%	28%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018
Net Asset Value, Beginning of Period	$16.47	$13.69	$13.04	$12.72	$11.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03 (1)	0.05	0.07 (1)	0.10 (1)	0.10
Net realized and unrealized gain (loss) on investments	(2.96)	2.86	0.93	1.60	1.40
Total Income (Loss) from Investment Operations	(2.93)	2.91	1.00	1.70	1.50
LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.01)	(0.08)	(0.16)	(0.08)
From net realized gain on investments	(0.62)	(0.12)	(0.27)	(1.22)	(0.19)
Total Distributions	(0.67)	(0.13)	(0.35)	(1.38)	(0.27)
Redemption fees retained	— (2)	— (2)	— (2)	—	—
Net Asset Value, End of Period	$12.87	$16.47	$13.69	$13.04	$12.72
Total Return	(18.64)%	21.35%	7.65%	15.22%	13.12%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$43,342	$341,795	$306,283	$215,921	$340,204
Ratio of expenses to average net assets
Before waivers and reimbursements	0.90%	0.87%	0.89%	0.89%	0.88%
Net of waivers and reimbursements	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.05%	0.29%	0.45%	0.73%	0.71%
Net of waivers and reimbursements	0.15%	0.36%	0.54%	0.82%	0.79%
Portfolio turnover rate(3)	27%	29%	44%	56%	59%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Year Ended June 30, 2022		Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018
Net Asset Value, Beginning of Period	$16.44		$13.67	$13.03	$12.72	$11.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01	)(1)	0.05	0.06 (1)	0.10 (1)	0.10
Net realized and unrealized gain (loss) on investments	(2.94)		2.84	0.92	1.58	1.39
Total Income (Loss) from Investment Operations	(2.95)		2.89	0.98	1.68	1.49
LESS DISTRIBUTIONS:
From net investment income	(0.04)		— (2)	(0.07)	(0.15)	(0.07)
From net realized gain on investments	(0.62)		(0.12)	(0.27)	(1.22)	(0.19)
Total Distributions	(0.66)		(0.12)	(0.34)	(1.37)	(0.26)
Redemption fees retained	—	(2)	— (2)	— (2)	—	—
Net Asset Value, End of Period	$12.83		$16.44	$13.67	$13.03	$12.72
Total Return	(18.77)%		21.25%	7.50%	15.09%	13.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$9,816		$339,128	$230,199	$116,849	$74,933
Ratio of expenses to average net assets
Before waivers and reimbursements	0.98%		0.97%	0.99%	0.98%	0.95%
Net of waivers and reimbursements	0.90%		0.90%	0.90%	0.89%	0.88%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.11)%		0.24%	0.37%	0.68%	0.60%
Net of waivers and reimbursements	(0.03)%		0.31%	0.46%	0.77%	0.67%
Portfolio turnover rate(3)	27%		29%	44%	56%	59%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Year Ended June 30, 2022	Year Ended June 30, 2021	Period Ended June 30, 2020(1)
Net Asset Value, Beginning of Period	$12.70	$10.43	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05	0.06	0.05
Net realized and unrealized gain (loss) on investments	(2.16)	2.24	0.39
Total Income (Loss) from Investment Operations	(2.11)	2.30	0.44
LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.03)	(0.01)
From net realized gain on investments	(0.39)	—	—
Total Distributions	(0.44)	(0.03)	(0.01)
Redemption fees retained	— (2)	— (2)	—
Net Asset Value, End of Period	$10.15	$12.70	$10.43
Total Return	(17.37)%	22.05%	4.36	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$11,663	$12,851	$10,537
Ratio of expenses to average net assets
Before waivers and reimbursements	1.45%	2.03%	2.26	%(4)
Net of waivers and reimbursements	0.80%	0.80%	0.80	%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.20)%	(0.74)%	(0.82	)%(4)
Net of waivers and reimbursements	0.45%	0.49%	0.64	%(4)
Portfolio turnover rate(5)	40%	29%	43	%(3)

(1)  Commenced operations on October 9, 2019.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Year Ended June 30, 2022	Period Ended June 30, 2021(1)
Net Asset Value, Beginning of Period	$12.70	$11.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05 (2)	0.07
Net realized and unrealized gain (loss) on investments	(2.17)	1.20
Total Income (Loss) from Investment Operations	(2.12)	1.27
LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.03)
From net realized gain on investments	(0.39)	—
Total Distributions	(0.43)	(0.03)
Redemption fees retained(3)	—	—
Net Asset Value, End of Period	$10.15	$12.70
Total Return	(17.41)%	11.07	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$22,655	$17,562
Ratio of expenses to average net assets
Before waivers and reimbursements	1.55%	1.90	%(5)
Net of waivers and reimbursements	0.90%	0.90	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.27)%	(0.23	)%(5)
Net of waivers and reimbursements	0.38%	0.77	%(5)
Portfolio turnover rate(6)	40%	29	%(4)

(1)  Commenced operations on October 20, 2020.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018
Net Asset Value, Beginning of Period	$18.43	$16.34		$17.16	$15.40	$15.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.49 (1)	0.46		0.41	0.45	0.58 (1)
Net realized and unrealized gain (loss) on investments	0.13	2.09		(0.81)	1.77	(0.48)
Total Income (Loss) from Investment Operations	0.62	2.55		(0.40)	2.22	0.10
LESS DISTRIBUTIONS:
From net investment income	(0.55)	(0.46)		(0.42)	(0.44)	(0.54)
From net realized gain on investments	—	—		—	(0.02)	— (2)
Total Distributions	(0.55)	(0.46)		(0.42)	(0.46)	(0.54)
Redemption fees retained	— (2)	—	(2)	— (2)	—	—
Net Asset Value, End of Period	$18.50	$18.43		$16.34	$17.16	$15.40
Total Return	3.33%	15.72%		(2.40)%	14.65%	0.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$397,226	$523,439		$449,609	$402,142	$381,749
Ratio of expenses to average net assets
Before waivers and reimbursements	0.57%	0.58	%(3)	0.58%	0.79%	0.81%
Net of waivers and reimbursements	0.50%	0.50	%(3)	0.50%	0.70%	0.70%
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.51%	2.52	%(4)	2.41%	2.74%	3.57%
Net of waivers and reimbursements	2.58%	2.60	%(4)	2.49%	2.83%	3.68%
Portfolio turnover rate(5)	32%	17%		18%	18%	19%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 0.58%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.50%.

(4)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 2.52%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.60%.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018
Net Asset Value, Beginning of Period	$18.48	$16.38		$17.20	$15.43	$15.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.49	0.43		0.43 (1)	0.65 (1)	0.53 (1)
Net realized and unrealized gain (loss) on investments	0.10	2.11		(0.85)	1.57	(0.43)
Total Income (Loss) from Investment Operations	0.59	2.54		(0.42)	2.22	0.10
LESS DISTRIBUTIONS:
From net investment income	(0.53)	(0.44)		(0.40)	(0.43)	(0.52)
From net realized gain on investments	—	—		—	(0.02)	— (2)
Total Distributions	(0.53)	(0.44)		(0.40)	(0.45)	(0.52)
Redemption fees retained(2)	—	—		—	—	—
Net Asset Value, End of Period	$18.54	$18.48		$16.38	$17.20	$15.43
Total Return	3.16%	15.63%		(2.49)%	14.60%	0.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$293,686	$251,308		$183,676	$105,625	$9,054
Ratio of expenses to average net assets
Before waivers and reimbursements	0.67%	0.68	%(3)	0.69%	0.90%	0.91%
Net of waivers and reimbursements	0.60%	0.60	%(3)	0.60%	0.80%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.50%	2.46	%(4)	2.44%	3.89%	3.30%
Net of waivers and reimbursements	2.57%	2.54	%(4)	2.53%	3.99%	3.41%
Portfolio turnover rate(5)	32%	17%		18%	18%	19%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 0.68%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.60%.

(4)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 2.46%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.54%.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2020	Period Ended June 30, 2019(1)
Net Asset Value, Beginning of Period	$11.01	$9.99		$11.18	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.24	0.21		0.18	0.29	(2)
Net realized and unrealized gain (loss) on investments	— (3)	1.01		(1.08)	1.09
Total Income (Loss) from Investment Operations	0.24	1.22		(0.90)	1.38
LESS DISTRIBUTIONS:
From net investment income	(0.25)	(0.20)		(0.18)	(0.20)
From net realized gain on investments	—	—		(0.11)	—
Total Distributions	(0.25)	(0.20)		(0.29)	(0.20)
Redemption fees retained	— (3)	—	(3)	— (3)	—
Net Asset Value, End of Period	$11.00	$11.01		$9.99	$11.18
Total Return	2.13%	12.32%		(8.26)%	13.90	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$93,217	$90,998		$78,775	$86,833
Ratio of expenses to average net assets
Before waivers and reimbursements	1.01%	1.06	%(5)	1.08%	1.24	%(6)(7)
Net of waivers and reimbursements	0.80%	0.80	%(5)	0.80%	0.80	%(6)(7)
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.91%	1.72	%(8)	1.50%	2.37	%(6)(9)
Net of waivers and reimbursements	2.12%	1.98	%(8)	1.78%	2.81	%(6)(9)
Portfolio turnover rate(10)	27%	22%		40%	29	%(4)

(1)  Commenced operations on July 2, 2018.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 1.06%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.80%.

(6)  Annualized.

(7)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2019, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 1.24%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.80%.

(8)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 1.72%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 1.98%.

(9)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2019, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 2.38%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.82%.

(10)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2020	Period Ended June 30, 2019(1)
Net Asset Value, Beginning of Period	$11.02	$10.00		$11.19	$10.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22	0.24	(2)	0.23 (2)	0.17	(2)
Net realized and unrealized gain (loss) on investments	— (3)	0.97		(1.14)	0.82
Total Income (Loss) from Investment Operations	0.22	1.21		(0.91)	0.99
LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.19)		(0.17)	(0.13)
From net realized gain on investments	—	—		(0.11)	—
Total Distributions	(0.23)	(0.19)		(0.28)	(0.13)
Redemption fees retained(3)	—	—		—	—
Net Asset Value, End of Period	$11.01	$11.02		$10.00	$11.19
Total Return	1.99%	12.22%		(8.32)%	9.60	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$36,309	$33,493		$8,985	$2,296
Ratio of expenses to average net assets
Before waivers and reimbursements	1.15%	1.17	%(5)	1.18%	1.35	%(6)
Net of waivers and reimbursements	0.94%	0.92	%(5)	0.90%	0.90	%(6)
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.78%	1.99	%(7)	1.85%	3.99	%(6)
Net of waivers and reimbursements	1.99%	2.24	%(7)	2.13%	4.44	%(6)
Portfolio turnover rate(8)	27%	22%		40%	29	%(4)

(1)  Commenced operations on February 19, 2019.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 1.17%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.92%.

(6)  Annualized.

(7)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 1.99%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.24%.

(8)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier HyperiUS Global Equity Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Period Ended June 30, 2022(1)
Net Asset Value, Beginning of Period	$10.00
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02)
Net realized and unrealized loss on investments	(3.69)
Total Loss from Investment Operations	(3.71)
Net Asset Value, End of Period	$6.29
Total Return	(37.10	)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$11,395
Ratio of expenses to average net assets
Before waivers and reimbursements	2.28	%(3)
Net of waivers and reimbursements	0.80	%(3)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(2.01	)%(3)
Net of waivers and reimbursements	(0.53	)%(3)
Portfolio turnover rate(4)	28	%(2)

(1)  Commenced operations on December 15, 2021.

(2)  Not annualized.

(3)  Annualized.

(4)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier HyperiUS Global Equity Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Period Ended June 30, 2022(1)
Net Asset Value, Beginning of Period	$8.17
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01)
Net realized and unrealized loss on investments	(1.87)
Total Loss from Investment Operations	(1.88)
Net Asset Value, End of Period	$6.29
Total Return	(23.01	)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$8
Ratio of expenses to average net assets
Before waivers and reimbursements	2.23	%(3)
Net of waivers and reimbursements	0.80	%(3)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.91	)%(3)
Net of waivers and reimbursements	(0.48	)%(3)
Portfolio turnover rate(4)	28	%(2)

(1)  Commenced operations on March 16, 2022.

(2)  Not annualized.

(3)  Annualized.

(4)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2022

(1)  ORGANIZATION

Frontier Funds, Inc. (the "Company") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The investment objective of each of the Frontier MFG Global Equity Fund (the "Global Equity Fund") and Frontier MFG Global Plus Fund (the "Global Plus Fund") is capital appreciation. The investment objective of each of the Frontier MFG Global Sustainable Fund (the "Sustainable Fund") and the Frontier MFG Select Infrastructure Fund (the "Select Fund") is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss. The investment objective of the Frontier MFG Core Infrastructure Fund (the "Core Fund") is long-term capital appreciation. The investment objective of the Frontier HyperiUS Global Equity Fund (the "HyperiUS Fund") is to seek long-term capital growth. The Core Fund is a diversified fund, and each of the Global Equity Fund, the Global Plus Fund, the Sustainable Fund, the Select Fund and the HyperiUS Fund is a non-diversified fund.

A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations of the Fund
Global Equity Fund (a)	Frontegra Asset Management, Inc. ("Frontegra" or the "Adviser")	MFG Asset Management ("MFG")	Multi-Class • Institutional • Service Class (b)	Dec. 28, 2011
Global Plus Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class • Class Y (c)	Mar. 23, 2015
Sustainable Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	Oct. 9, 2019
Core Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	Jan. 18, 2012
Select Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	July 2, 2018
HyperiUS Fund (a)	Frontegra	H.A.M.L.	Multi-Class • Institutional • Service Class	Dec. 15, 2021

(a)  A redemption fee of 2.00% will be charged on shares of the Fund redeemed 30 days or less from their date of purchase.

(b)    As of June 30, 2022, the Service Class shares of the Global Equity Fund had not commenced operations.

(c)  As of June 30, 2022, the Class Y shares of the Global Plus Fund had not commenced operations.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

(2)  SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a) Investment Valuation

Securities are valued at their fair value. Equity securities that are traded on a national securities exchange, except for those traded on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (together, "NASDAQ"), for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are principally traded. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent quoted bid price. Debt securities are valued at the bid price provided by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models, as well as market transactions and other market inputs. Shares of underlying mutual funds are valued at their respective Net Asset Value ("NAV"). Deposit accounts are valued at acquisition cost, which approximates fair value. Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In the case of foreign securities, the occurrence of events after the close of the foreign markets, but prior to the time a Fund's NAV is calculated, will result in a systematic fair value adjustment to the trading prices of foreign securities provided that there is a movement in the markets that exceeds a threshold established by the Board of Directors (the "Board") and provided the fair value prices exceed a pre-established confidence level. The Funds will also value foreign securities at fair value using fair valuation procedures approved by the Board in the case of other significant events relating to a particular foreign issuer or market. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser or a subadviser pursuant to guidelines established by the Board. The Board has appointed a Valuation Committee to assist the Board in its oversight of the Funds' valuation procedures.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities that the Funds have the ability to access

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

The following is a summary of the Funds' investments by the inputs used to value the investments as of June 30, 2022:

Global Equity Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$641,632,481	$—	$—	$641,632,481
Total Equity	641,632,481	—	—	641,632,481
Short-Term Investments	62,374,754	—	—	62,374,754
Total Investments	$704,007,235	$—	$—	$704,007,235

Global Plus Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$47,859,789	$—	$—	$47,859,789
Total Equity	47,859,789	—	—	47,859,789
Short-Term Investments	4,637,756	—	—	4,637,756
Total Investments	$52,497,545	$—	$—	$52,497,545

Sustainable Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$30,293,890	$—	$—	$30,293,890
Total Equity	30,293,890	—	—	30,293,890
Short-Term Investments	3,865,325	—	—	3,865,325
Total Investments	$34,159,215	$—	$—	$34,159,215

Core Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$653,359,769	$—	$—	$653,359,769
Closed-End Funds	7,364,499	—	—	7,364,499
Total Equity	660,724,268	—	—	660,724,268
Short-Term Investments	18,656,819	—	—	18,656,819
Total Investments	$679,381,087	$—	$—	$679,381,087

Select Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$121,963,499	$—	$—	$121,963,499
Total Equity	121,963,499	—	—	121,963,499
Short-Term Investments	6,266,226	—	—	6,266,226
Total Investments	$128,229,725	$—	$—	$128,229,725

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

HyperiUS Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$11,262,182	$—	$—	$11,262,182
Total Equity	11,262,182	—	—	11,262,182
Short-Term Investments	146,365	—	—	146,365
Total Investments	$11,408,547	$—	$—	$11,408,547

(a)  See each Fund's Schedule of Investments for sector or country classifications.

(b)  Federal Income Taxes

Each Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations as incurred. During the period, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds have no examinations in progress.

(c)  Distributions to Shareholders

With the exception of the Core and Select Funds, dividends from net investment income are usually declared and paid annually. The Core and Select Funds usually declare and pay dividends quarterly. Distributions from net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

The tax character of distributions paid during the fiscal years ended June 30, 2022, and June 30, 2021 were as follows:

	Year Ended June 30, 2022			Year Ended June 30, 2021
	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Global Equity Fund	$17,605,588	$86,355,758	$103,961,346	$3,597,595	$73,270,082	$76,867,677
Global Plus Fund	12,720,008	15,077,154	27,797,162	1,483,821	3,820,790	5,304,611
Sustainable Fund	646,162	591,788	1,237,950	48,923	—	48,923
Core Fund	23,111,197	—	23,111,197	18,337,869	—	18,337,869
Select Fund	2,869,941	—	2,869,941	2,028,807	—	2,028,807

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

At June 30, 2022, the Funds' most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Global Equity Fund	Global Plus Fund	Sustainable Fund	Core Fund	Select Fund	HyperiUS Fund
Cost of investments	$541,732,966	$41,095,888	$38,452,769	$556,088,023	$119,844,894	$16,612,657
Gross unrealized appreciation	$210,563,788	$14,770,845	$1,590,189	$152,437,084	$14,485,550	$2,128
Gross unrealized depreciation	(48,289,519)	(3,369,188)	(5,883,743)	(29,144,020)	(6,100,719)	(5,206,238)
Net unrealized appreciation/depreciation	162,274,269	11,401,657	(4,293,554)	123,293,064	8,384,831	(5,204,110)
Undistributed ordinary income	2,171,592	125,154	138,550	5,722,156	594,703	—
Undistributed long-term capital gain	78,997,594	38,064,415	—	13,098,840	125,709	—
Other accumulated gains (losses)	(287,616)	(26,571)	(489,551)	(88,020)	(17,753)	(628,530)
Total distributable earnings/(losses)	$243,155,839	$49,564,655	$(4,644,555)	$142,026,040	$9,087,490	$(5,832,640)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies. Other accumulated gains (losses) include unrealized appreciation/depreciation on foreign currency transactions.

During the fiscal year ended June 30, 2022, the Core Fund utilized a long-term capital loss carryforward of $4,515,845 and the Select Fund utilized short-term and long-term capital loss carryforwards of $251,225 and $3,946,110, respectively.

At June 30, 2022, the HyperiUS Fund had short-term capital loss carryforwards that will not expire of $594,749.

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. The Funds are also permitted to defer into their next fiscal year any net ordinary losses incurred from January 1 through the end of the fiscal year. As of the fiscal year ended June 30, 2022, the Sustainable Fund deferred, on a tax basis, a post-October loss of $482,932, and the HyperiUS Fund deferred, on a tax basis, an ordinary late-year loss of $33,780.

(d)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in fair value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Each Fund separately reports net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, which result from changes in exchange rates.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investing in foreign companies involves risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The risks of foreign investments are typically greater in emerging and less developed markets.

(e)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax codes and regulations.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class. Expenses incurred that do not specifically relate to an individual Fund are allocated among all Funds in the Company in proportion to each Fund's relative net assets or by other equitable means.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in distributable earnings due to differences between financial reporting and tax reporting be reclassified to or from paid in capital. These reclassifications

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2022, the following table shows the reclassifications made among tax components:

	Global Equity Fund	Global Plus Fund	Sustainable Fund	Core Fund	Select Fund	HyperiUS Fund
Paid in capital	$19,690,804	$95,180,132	$—	$—	$—	$(4,678)
Total distributable earnings (accumulated losses)	(19,690,804)	(95,180,132)	—	—	—	4,678

The permanent differences primarily relate to equalization and net operating losses.

(3)  INVESTMENT ADVISER AND RELATED PARTIES

Each of the Funds has entered into an agreement with Frontegra, with whom certain officers and a director of the Company are affiliated, to furnish investment advisory services to such Funds. Frontegra is a majority-owned subsidiary of Magellan Financial Group Limited and is an affiliate of MFG. William D. Forsyth III, the President and a director of the Company, is a control person of Frontegra.

Advisory fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to an expense cap/reimbursement agreement, Frontegra has agreed to waive its management fees and/or reimburse each Fund's operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statements of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the Adviser or the Adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statements of Assets and Liabilities as a receivable from the Adviser. The expense cap/reimbursement agreement will continue in effect until October 31, 2024, with successive renewal terms of one year unless terminated by the Adviser or a Fund prior to any such renewal.

Frontier Fund	Annual Advisory Fees	Expense Limitation
Global Equity Fund - Institutional Class	0.80%	0.80%
Global Plus Fund - Institutional Class	0.80%	0.80%
Global Plus Fund - Service Class	0.80%	0.95%
Sustainable Fund - Institutional Class	0.80%	0.80%
Sustainable Fund - Service Class	0.80%	0.95%
Core Fund - Institutional Class	0.50%	0.50%
Core Fund - Service Class	0.50%	0.65%
Select Fund - Institutional Class	0.80%	0.80%
Select Fund - Service Class	0.80%	0.95%
HyperiUS Fund - Institutional Class	0.80%	0.80%
HyperiUS Fund - Service Class	0.80%	0.95%

The Adviser is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause a Fund's expense ratio to exceed the lesser of (a) the expense limitation in place at the time of the waiver and/or expense payment, or (b) the expense limitation in place at the time of recoupment. Expenses attributable to a specific class may only be recouped with respect to that class.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on:

	June 30,
	2023		2024	2025		Total
Global Equity Fund	$591,829		$622,657	$614,614		$1,829,100
Global Plus Fund	402,090		471,778	427,054		1,300,922
Sustainable Fund	109,420	(a)	220,491	235,935		565,846
Core Fund	466,041		545,610	621,176		1,632,827
Select Fund	257,259		272,450	279,646		809,355
HyperiUS Fund	—		—	100,350	(b)	100,350

(a) Expenses waived/reimbursed were for the period October 9, 2019, through June 30, 2020.

(b) Expenses waived/reimbursed were for the period December 15, 2021, through June 30, 2022.

Frontegra has entered into a subadvisory agreement under which MFG serves as the subadviser to the Global Equity, Global Plus, Sustainable, Core Infrastructure and Select Infrastructure Funds, and subject to Frontegra's supervision, manages each Fund's portfolio assets. Under the agreement, for each Fund subadvised by MFG, MFG is paid the net advisory fee received by Frontegra after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap/reimbursement agreement discussed above, less an annual flat fee retained by Frontegra; provided however, if the net advisory fee is less than such flat fee, Frontegra shall retain the entire net advisory fee and no subadvisory fee will be payable to MFG.

Frontegra has also entered into a subadvisory agreement under which H.A.M.L. serves as the subadviser to the HyperiUS Fund and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Under the agreement, H.A.M.L. is compensated by Frontegra for its investment advisory services at the annual rate of 75% of the net advisory fee received by Frontegra from the Fund after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement. The HyperiUS Fund's organizational costs were paid for by Frontegra and H.A.M.L. and are not recoupable.

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund's voting securities creates a presumption of control. As of June 30, 2022, each Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. Affiliates of the Adviser own a controlling interest in the Sustainable Fund and the HyperiUS Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the fiscal year ended June 30, 2022, are summarized below:

	Global Equity Fund	Global Plus Fund	Sustainable Fund	Core Fund	Select Fund	HyperiUS Fund
Purchases	$328,439,694	$115,057,248	$22,776,495	$261,767,932	$37,168,784	$20,577,095
Sales	$710,984,878	$658,765,440	$12,743,075	$372,154,301	$34,961,847	$3,516,054

There were no purchases or sales of U.S. Government securities for the Funds.

Each Fund is permitted to purchase or sell securities from or to another Fund or from or to another account that is an affiliate of a Fund solely by virtue of having a common investment adviser or another permitted affiliation, pursuant to procedures adopted by

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2022

the Board of Directors in accordance with Rule 17a-7 under the 1940 Act and related SEC guidance. The procedures require each trade to be conducted at the current market price and include other conditions designed to prevent any potential for overreaching. For the year ended June 30, 2022, the HyperiUS Fund engaged in four securities transactions in accordance with the Company's Rule 17a-7 procedures consisting of two purchases in the amount of $876,403, and two sales in the amount of $38,561, resulting in $1,875 of realized gains.

(5)  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEE

The Company, on behalf of the Global Plus Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class Y shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Class Y shares of the Fund pay an annual fee of up to 0.25% to Frontegra Strategies, LLC (the "Distributor"), an affiliate of Frontegra and MFG, for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Fund. As of June 30, 2022 the Class Y shares of the Fund had not commenced operations.

The Company has adopted a shareholder servicing plan (the "Service Plan") on behalf of the Class Y and Service Class shares offered by certain Funds. Pursuant to the Service Plan, the Class Y and Service Class shares of the applicable Funds pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. As of June 30, 2022 the Class Y shares of the Global Plus Fund and the Service Class shares of the Global Equity Fund had not commenced operations. For the year ended June 30, 2022, the Service Plan expenses were as follows:

Service Plan Expenses
Global Plus Fund - Service Class	$230,240
Sustainable Fund - Service Class	$23,266
Core Fund - Service Class	$295,789
Select Fund - Service Class	$52,910
HyperiUS Fund - Service Class	$—

(6)  IMPACTS OF COVID-19

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the Funds' investments depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of each of the Funds' investments.

(7)  SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. On August 22, 2022, the Board approved a distribution of net investment income in amounts equal to the undistributed ordinary income in Note 2(c) for the Global Equity, Global Plus, Sustainable and HyperiUS Funds. The Board also approved a distribution of net capital gain in amounts equal to the undistributed long-term capital gain in Note 2(c) for each of the Funds. The distributions are payable on August 29, 2022, to shareholders of record as of August 26, 2022.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2022

To the Shareholders and Board of Directors of Frontier Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frontier Funds, Inc. comprising the funds listed below (the "Funds") as of June 30, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Frontier MFG Global Equity Fund Frontier MFG Global Plus Fund Frontier MFG Core Infrastructure Fund	For the year ended June 30, 2022	For the years ended June 30, 2022 and 2021	For the years ended June 30, 2022, 2021, 2020, 2019 and 2018
Frontier MFG Select Infrastructure Fund	For the year ended June 30, 2022	For the years ended June 30, 2022 and 2021	For the years ended June 30, 2022, 2021 and 2020 and for the period from July 2, 2018 (commencement of operations) through June 30, 2019
Frontier MFG Global Sustainable Fund	For the year ended June 30, 2022	For the years ended June 30, 2022 and 2021	For the years ended June 30, 2022 and 2021 and for the period from October 9, 2019 (commencement of operations) through June 30, 2020
Frontier HyperiUS Global Equity Fund	For the period from December 15, 2021 (commencement of operations) through June 30, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds' auditor since 2012.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 26, 2022

ADDITIONAL INFORMATION

(Unaudited)

DIRECTORS AND OFFICERS AS OF JUNE 30, 2022

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the directors and officers of the Funds is set forth below. The SAI includes additional information about the Funds' directors and officers and is available without charge, upon request by calling 1-888-825-2100.

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
William D. Forsyth III* Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President Director Secretary	Elected annually by the Board; since August 2008 (Co- President from 1996 to 2008). Indefinite; since May 1996. From August 2014 to September 2020.

Mr. Forsyth has served as President of Frontegra since August 2008 and as Treasurer and a Director of Frontegra since May 1996. Mr. Forsyth served as Co-President and Assistant Secretary of Frontegra from May 1996 to August 2008. Mr. Forsyth has served as Executive Chairman of North American Operations, MFG, since February 5, 2018. Mr. Forsyth served as Vice President of Timpani Capital Management ("Timpani") from August 2015 to June 2019. Mr. Forsyth served as President of Timpani from August 2008 to August 2015. Mr. Forsyth has served as President of the Distributor since August 2008. From July 1993 until the present, Mr. Forsyth has also served as a Partner and President of Frontier Partners, Inc. ("Frontier Partners"), a consulting/marketing firm.

				6	None

*  Mr. Forsyth is an "interested person" of the Funds because he serves as a director and officer of Frontegra.

ADDITIONAL INFORMATION (continued)

(Unaudited)

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Elyce D. Dilworth Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected annually by the Board; Treasurer and Assistant Secretary since August 2008; Chief Compliance Officer since January 2008; Anti-Money Laundering Compliance Officer since February 2008.

Ms. Dilworth has served as Chief Compliance Officer of Frontegra since January 2008 and as Secretary of Frontegra since August 2008. Ms. Dilworth has served as General Securities Principal of the Distributor since August 2008 and served as Chief Compliance Officer of the Distributor from August 2008 to September 2018.

				N/A	N/A
Christopher A. Currie Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1970	Vice President and Secretary	Elected annually by the Board; since September 2020

Mr. Currie has served as General Securities Principal of the Distributor since September 2015 and Chief Compliance Officer of the Distributor since October 2018. Mr. Currie has served as General Counsel and Chief Compliance Officer of Frontier Partners since October 2014 and Chief Operating Officer of Frontier Partners since June 2020. Mr. Currie has served as General Counsel of Frontegra since October 2014 and Chief Operating Officer of Frontegra since September 2020.

				N/A	N/A

ADDITIONAL INFORMATION (continued)

(Unaudited)

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Pamela H. Conroy Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1961	Independent Director Chair, Nominating and Governance Committee	Indefinite; since January 2020 Indefinite; since February 2020	Ms. Conroy is currently retired. Ms. Conroy served as Executive Vice President, Chief Operating Officer and Chief Compliance Officer of Institutional Capital Corporation, an investment management firm, from 1994 to 2008.	6	Listed Funds Trust (with oversight of 38 portfolios)
Steven K. Norgaard Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1964	Independent Director Chair, Audit Committee	Indefinite; since October 2013 Indefinite; since January 2020	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994. From 1990 to 1994, he was an attorney at McDermott, Will & Emery. Mr. Norgaard is the chairman of Attorneys' Title Guaranty Fund, Inc., a Midwest title insurance company. He also serves as a director and audit commitee chair of a publicly traded closed-end mutual fund.	6	Boulder Growth & Income Fund, Inc. (with oversight of one portfolio)
James M. Snyder Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Independent Director Lead Independent Director	Indefinite; since May 2002 Indefinite; since January 2020	Mr. Snyder is a private investor and chairman of a family foundation. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, including as Chief Investment Officer, Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	6	RMB Investors Trust (with oversight of six portfolios)

ADDITIONAL INFORMATION (continued)

(Unaudited)

FOREIGN TAX CREDIT

For the year ended June 30, 2022, the Core Fund earned $19,174,316 in foreign source income and paid $1,825,267 in foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Global Equity Fund	81.70%
Global Plus Fund	53.51%
Sustainable Fund	80.92%
Core Fund	93.12%
Select Fund	100.00%
HyperiUS Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2022, was as follows:

Global Equity Fund	56.17%
Global Plus Fund	34.30%
Sustainable Fund	45.89%
Core Fund	44.64%
Select Fund	46.92%
HyperiUS Fund	0.00%

BOARD OF DIRECTORS' APPROVAL OF ADVISORY AND
SUBADVISORY AGREEMENTS

(Unaudited)

The Board of Directors (the "Board") of Frontier Funds, Inc. (the "Company") met on May 9, 2022, and May 16, 2022, to consider the annual renewal of:

  (a)  the investment advisory agreement between Frontegra Asset Management, Inc. ("Frontegra") and the Company on behalf of the Frontier MFG Global Equity Fund (the "Global Equity Fund"), the Frontier MFG Global Plus Fund (the "Global Plus Fund"), the Frontier MFG Global Sustainable Fund (the "Global Sustainable Fund"), the Frontier MFG Core Infrastructure Fund (the "Core Fund") and the Frontier MFG Select Infrastructure Fund (the "Select Fund"); and

  (b)  the subadvisory agreement between Frontegra and Magellan Asset Management Limited d/b/a MFG Asset Management ("MFG Asset Management") on behalf of the Global Equity Fund, the Global Plus Fund, the Global Sustainable Fund, the Core Fund and the Select Fund (collectively, the "Funds").

The Board approved the continuation of the advisory agreement and the subadvisory agreement through a process that concluded at the May 16, 2022, meeting. The Board, including all of the directors who are not considered "interested persons" of the Company for purposes of the Investment Company Act of 1940 (the "Independent Directors"), met with representatives of Frontegra and MFG Asset Management on May 9, 2022, to discuss the 15(c) responses and recent developments at MFG Asset Management and Magellan Financial Group. The Directors also discussed current market conditions, MFG Asset Management's investment philosophy and performance goals and personnel, financial and profitability matters with representatives of Frontegra and MFG Asset Management.

In connection with its consideration of the agreements, the Board reviewed and discussed various information that had been provided prior to the May 16, 2022, meeting, such as information about the investment performance of the Funds, Frontegra's and MFG Asset Management's Form ADV, information regarding Frontegra's and MFG Asset Management's compliance programs, personnel and financial condition, profitability information, data and risk management reports provided by Frontegra and a memorandum prepared by the Company's legal counsel regarding the Board's duties in considering the renewal of the agreements. The Board also reviewed the advisory fee payable by each Fund under the advisory agreement, the expense cap/reimbursement agreement between the Company and Frontegra on behalf of each Fund and comparative fee and expense information provided by an independent service. The Board considered the subadvisory fees paid by Frontegra to MFG Asset Management. The Board also considered Frontegra's and MFG Asset Management's responses to the Section 15(c) request submitted by the Company's legal counsel on behalf of the Board, as supplemented by discussions with Frontegra and MFG Asset Management at the May 9, 2022, meeting.

In evaluating the advisory and subadvisory agreements, the Board took into account its cumulative experience in working with Frontegra and MFG Asset Management and the ongoing review of information and discussions with representatives of Frontegra and MFG Asset Management throughout the year at Board meetings. The Board also took into account information routinely provided at quarterly meetings throughout the year regarding the quality of services provided by Frontegra and MFG Asset Management, the performance of the Funds, brokerage and trading, Fund expenses, asset flows, compliance issues and related matters. The Independent Directors met with legal counsel and representatives of Frontegra on May 9, 2022, to discuss the 15(c) responses provided by Frontegra and MFG Asset Management. The Independent Directors also met in executive session as part of the May 16, 2022, meeting to discuss Frontegra's and MFG Asset Management's 15(c) responses. The Independent Directors also considered supplemental reports provided by Frontegra in recent months to provide updates on personnel matters, net assets, shareholder activity and business developments at MFG Asset Management.

Based on its evaluation of this information, the Board, including all of the Independent Directors, approved the continuation of the advisory agreement and subadvisory agreement, each for an additional one-year term.

In considering the advisory and subadvisory agreements, the Board reviewed and analyzed various factors with respect to each Fund that it determined were relevant, including the factors below, and made the following conclusions. In its deliberations, the Board did not identify any single factor as determinative.

Advisory Agreement

Nature, Extent and Quality of the Services to be Provided. The Board considered the services Frontegra would continue to provide to the Funds and their shareholders under the advisory agreement, as well as the qualifications and background of Frontegra and its personnel. The Board noted that Frontegra serves as a manager of managers and had selected MFG Asset Management to make the day-to-day investment decisions for the Funds. The Board considered that Frontegra has 26 years of experience in hiring and supervising subadvisers to portfolios in the Frontier family of funds. The Board discussed Frontegra's responsibilities for overseeing MFG Asset Management and for supervising the management of the Funds' investments. The Board considered the services provided by Frontegra compared to those provided by MFG Asset Management, as well as the risks assumed by Frontegra as investment adviser/sponsor of the Funds. The Board also considered contingency plans in place for Frontegra's key personnel. The Board considered the extent of other services provided by Frontegra, including: subadviser due diligence; performance oversight; risk management oversight; Board support and reporting; oversight and coordination of service providers; oversight of financial reporting; administration of the Funds' compliance program; oversight of the Funds' valuation and liquidity policies; tax and global custody services; regulatory administration services; shareholder servicing and administration services; and the provision of individuals to serve as officers of the Company and the provision of office space for the Company. The Board concluded that the range of services provided by Frontegra was appropriate and that Frontegra was qualified to provide such services.

Performance Record of the Funds. As described in more detail under "Subadvisory Agreement," the Board reviewed each Fund's performance record for the periods ended December 31, 2021. The Directors considered that Frontegra does not directly manage the Funds' investment portfolios, but had delegated those duties to MFG Asset Management, subject to Frontegra's oversight. The Board concluded that they were satisfied with Frontegra's performance in selecting and overseeing MFG Asset Management as subadviser to the Funds.

Advisory Fees. The Board compared each Fund's advisory fee and total net expense ratio to those of other mutual funds in the same Morningstar peer group. The Board noted that the advisory fees for the Global Equity Fund and Global Plus Fund were slightly above the average for funds in the same Morningstar category. The Board also noted that the total net expense ratio of the Institutional Class shares of the Global Equity Fund and Global Plus Funds, after giving effect to the expense cap/reimbursement agreement, was below the respective category average for comparable funds. The Board noted that the advisory fee for the Global Sustainable Fund was above the category average. The Board also considered that the total net expense ratio of the Institutional Class shares of the Global Sustainable Fund, after giving effect to the expense cap/reimbursement agreement, was below the category average. The Board noted that the advisory fee for the Core Fund was well below the category average and that the total net expense ratio of the Institutional Class of the Core Fund, after giving effect to the expense cap/reimbursement agreement, was also well below the category average. The Board noted that the advisory fee for the Select Fund was equal to the category average and that the total net expense ratio of the Institutional Class shares of the Select Fund, after giving effect to the expense cap/reimbursement agreement, was below the category average. The Board concluded that the advisory fee paid by each Fund to Frontegra was reasonable in light of the nature and quality of services provided and fees paid by comparable funds.

Costs and Profitability. The Board considered information regarding the costs and profitability of Frontegra with respect to the Funds. The Board considered the fixed amount of the advisory fee Frontegra retains with respect to each of the Funds and also considered profitability information with respect to MFG Asset Management, an affiliate of Frontegra, under the subadvisory agreement. The Board noted that the Global Sustainable Fund was not yet profitable to Frontegra. The Board observed the other Funds were profitable to Frontegra for the year ended December 31, 2021. The Board considered the fact that Frontegra had renewed the expense cap/reimbursement agreement on behalf of the Funds and was currently reimbursing each Fund's expenses under the agreement. The Board also considered Frontegra's financial condition and determined it to be sound. The Board concluded that Frontegra's current level of profitability was reasonable.

Economies of Scale. The Board reviewed asset levels on a per Fund and aggregate basis and considered whether there may be economies of scale in the management of each Fund at current levels and if Fund assets were to increase significantly. The Board noted that the Global Equity Fund is closed to new investors and certain Funds had experienced higher than customary redemptions in 2021. The Board concluded that the Funds' current fee levels represent an appropriate sharing of economies of scale with shareholders, particularly in light of the expense cap/reimbursement agreement in place between Frontegra and each Fund, and that the current fee arrangements were appropriate.

Benefits to Frontegra. The Board considered information presented regarding any benefits to Frontegra or its affiliates from serving as adviser to the Funds (in addition to the advisory fee). The Board noted that Frontier Partners, Inc., an affiliate of Frontegra, provides consulting services to and receives compensation from MFG Asset Management and that affiliates of Frontegra receive referral fees from MFG Asset Management for the introduction of new client relationships and Fund shareholders. The Board also considered any benefits to Frontegra from Frontegra's affiliation with MFG Asset Management. The Board concluded that such benefits appear to be reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the advisory agreement were fair and reasonable and in the best interests of each Fund's shareholders.

Subadvisory Agreement

Nature, Extent and Quality of the Services to be Provided. The Board reviewed and considered MFG Asset Management's investment strategy for each Fund, experience as a global equity and infrastructure manager, key personnel involved in providing investment management services to the Funds, compliance record and financial condition, including the financial condition of MFG Asset Management's parent company. The Board also considered services provided by MFG Asset Management under the subadvisory agreement, including the management of each Fund's investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to each Fund's investment restrictions, reporting, regulatory and administrative services and assisting with the Funds' compliance program. The Board noted the effective operation of MFG Asset Management's compliance program and the experience of MFG Asset Management's Chief Compliance Officer. The Board considered the addition of Nikki Thomas as lead portfolio manager of the Global Equity and Global Plus Funds during the past year, and considered Ms. Thomas' experience and qualifications, noting her prior tenure at MFG Asset Management and experience as Head of Research and Portfolio Manager. The Board determined that MFG appears to have very capable investment talent in place and considered that MFG does not intend to change the investment process for the Funds in connection with recent personnel changes at Magellan Financial Group. The Board concluded that the nature, extent and quality of the services provided by MFG Asset Management to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided by MFG Asset Management under the subadvisory agreement.

Investment Performance. The Board reviewed the performance record of the Funds as of December 31, 2021. The Board noted that while the Institutional Class of the Global Equity and the Global Plus Funds had underperformed each Fund's benchmark index for recent time periods, the Funds have experienced solid absolute performance and provided returns in line with MFG Asset Management's performance goals for the strategy. In addition, the Global Equity Fund's Institutional Shares provided strong long-term relative performance when measured on a ten-year basis and the Global Plus Fund's Institutional Shares performed in line with the index for the since-inception (2015) period. The Global Sustainable Fund's Institutional Shares provided strong absolute performance for the one-year and since inception (2019) period but trailed the benchmark during those periods.

The Board noted that the performance of the Institutional Shares of the Core Fund exceeded the returns of its benchmark index over the one-, three-, five-year and since-inception (2012) periods, and the performance of the Institutional Shares of the Select Fund exceeded the index for the one-year and since inception (2018) periods but trailed the index for the three-year period. The Board also considered

MFG Asset Management's quarterly portfolio commentary and discussion of each Fund's performance. The Board also noted that MFG Asset Management's investment strategy, focus on downside protection and risk controls can cause the Funds' performance to vary from the benchmark, particularly over the short to intermediate term. The Board also considered each Fund's relative performance compared to its Morningstar peer group average. The Board reviewed the performance of MFG Asset Management's composite of other accounts managed in strategies similar to the Funds. The Board concluded that MFG Asset Management would continue to provide a high level of subadvisory services to each Fund.

Subadvisory Fees. The Board considered the subadvisory fee payable by Frontegra to MFG Asset Management under the subadvisory agreement, noting that the subadvisory fee structure was negotiated at arm's length prior the companies becoming affiliated. The Board also considered that MFG Asset Management has agreed to pay for or reimburse Frontegra for, as applicable, any expense reimbursements made by Frontegra pursuant to the expense cap/reimbursement agreement, and all sub-transfer agent fees payable by Frontegra. The Board determined that the subadvisory fee was appropriate. In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that, therefore, the overall advisory fee paid by the Funds is not directly affected by the subadvisory fee.

Costs and Profitability. The Board considered information regarding the costs and profitability of MFG Asset Management with respect to the Funds. The Board noted that the Global Sustainable Fund was not yet profitable to MFG Asset Management. The Board also considered that MFG Asset Management assumes certain payments to financial intermediaries on behalf of the Funds by reimbursing Frontegra for such amounts. The Board also considered the financial condition of MFG Asset Management's parent company, Magellan Financial Group Limited, and determined it to be sound notwithstanding the recent reduction in funds under management by MFG Asset Management and the loss of a large client. The Board concluded that MFG Asset Management's current level of profitability was reasonable.

Economies of Scale. Because the subadvisory fee is not paid by the Funds, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Funds' assets increase.

Benefits to MFG Asset Management. The Board considered information presented regarding any benefits to MFG Asset Management from serving as subadviser to the Funds (in addition to the subadvisory fee). The Board noted that MFG Asset Management is under common control with Frontegra and thus indirectly benefits from the advisory fee paid to Frontegra. The Board noted that Frontier Partners, Inc., an affiliate of Frontegra, provides consulting and marketing services to MFG Asset Management. The Board concluded that the benefits realized by MFG Asset Management from its relationship with each Fund was reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the subadvisory agreement were fair and reasonable and in the best interests of the shareholders of each Fund.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, Frontier Funds, Inc. (the "Company") has adopted and implemented a liquidity risk management program (the "Program"). The Program seeks to promote effective liquidity risk management for each series of the Company (the "Funds") and to protect Fund shareholders from dilution of their interests. The Board of Directors (the "Board") of the Company has appointed Frontegra Asset Management, Inc., the Funds' investment adviser, as the program administrator (the "Program Administrator"). The Program Administrator has further delegated administration of the Program to the members of the Company's Valuation Committee. The Program Administrator is required to provide an annual report to the Board regarding the adequacy and effectiveness of the Program and any material changes to the Program.

On May 16, 2022, the Board reviewed the Program Administrator's annual written report (the "Report") for the period January 1, 2021, through December 31, 2021 (the "review period"). The Report provided an assessment of each Fund's liquidity risk, which is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors' interests in the Fund. The Program Administrator assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions and considers liquidity risk factors such as projected cash flows and shareholder redemptions and purchases, to the extent deemed appropriate. The Program Administrator has retained U.S. Bancorp Global Fund Services to provide liquidity classification services from a third party data service provider, ICE Data Services. The Report noted that each Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that each Fund's portfolio is expected to continue to primarily hold highly liquid investments and that each Fund is considered to be a "primarily highly liquid fund" (as defined in the Program) and can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for each Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report stated that none of the Funds held illiquid investments and the Company was not required to provide liquidity notices to the Board or to the SEC during the review period. The Report also provided that each Fund was able to meet redemption requests without any liquidity concerns both during the review period and the four-month period ended April 30, 2022, when certain Funds experienced unusually high redemptions. The Report noted that no material changes had been made to the Program since the Board's initial approval of the Program.

The Program Administrator concluded that the Program is adequately designed, has been effectively implemented and is operating as intended to manage the liquidity risk of each Fund.

A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the adviser's, subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontier Funds has adopted proxy voting policies and procedures that delegate to Frontegra the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund's subadviser. A description of the Frontier Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statements of Additional Information, which is available on the SEC's website at http://www.sec.gov and the Funds' website at www.frontiermutualfunds.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. Part F of Form N-PORT is available on the SEC's website at http://www.sec.gov. Part F of Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference. See Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there are at least two audit committee financial experts serving on its audit committee. Steven K. Norgaard and Pamela H. Conroy are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. In the following table, “Audit Fees” are fees billed for professional services for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The “All Other Fees” for fiscal year 2022 relate to the principal accountant’s review of the registrant’s semi-annual report for the period ended December 31, 2021. “Tax Fees” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no other services provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years by the principal accountant.

	FYE 6/30/2022	FYE 6/30/2021
Audit Fees	$87,000	$70,000
Tax Fees	$23,500	$18,750
All Other Fees	$2,899	$2,437

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services rendered to the registrant, as well as non-audit services provided to the registrant’s investment adviser and any entity affiliated with the registrant’s investment adviser with respect to any engagement that directly relates to the operations and financial reporting of the registrant. In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by the principal accountant to the registrant during fiscal year 2022. All of the hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are effective.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

2

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 4, 2018.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	9/1/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	9/1/2022

By:	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:	9/1/2022

4